                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT

FILED BY PARTY OTHER THAN THE REGISTRANT

CHECK THE APPROPRIATE BOX:

 [X] Preliminary Proxy Statement
 [ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
 [ ] Definitive Proxy Statement
 [ ] Definitive Additional Materials
 [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12


                                   ATNG, INC.
                (Name of Registrant as Specified In Its Charter)





Payment of filing fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

[ ]  Title of each class of securities to which transaction applies:

(1)  Aggregate number of securities to which transactions applies:
(2) Per unit price or other underlying value of transaction computed pursuant to exchange act rule 0-11:
(3)  Proposed maximum aggregate value of transaction:
(4)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:
(2)  Form, Schedule or Registration Statement No.:
(3)  Filing party:
(4)  Date Filed:

                                   ATNG, INC.
                         1549 LEROY STREET, SUITE D-200
                             FENTON, MICHIGAN 48430


                                 PROXY STATEMENT
                              AS AT AUGUST 8, 2003

                                   ATNG, INC.
                         1549 LEROY STREET, SUITE D-200
                             FENTON, MICHIGAN 48430

                                 August 8, 2003

To Our Shareholders:

         You are cordially invited to attend a special meeting of the shareholders of ATNG, Inc. to be held at 1549 Leroy Street, Suite D-200, Fenton, Michigan 48430 on September 6, 2003 at 9:00 a.m., Fenton, Michigan time.

         CHANGE OF DOMICILE. The board of directors will submit a proposal to change the state of incorporation of ATNG, Inc. from Texas to Nevada. If approved by at least two-thirds of the votes cast by holders of our common stock represented in person or by proxy at the meeting, the change of domicile will result in a change in our jurisdiction of incorporation from the State of Texas to the State of Nevada and will also result in the adoption of new articles of incorporation and bylaws for ATNG, which will govern us under Nevada law. If approved by the shareholders and subject to requisite regulatory approval, it is anticipated that the change of domicile will become effective on or about September 6, 2003, or as soon as practicable after the meeting.

         The change of domicile is intended, among other things, to enable us to take advantage of a more favorable tax structure in Nevada and the requirement in Nevada for a majority vote of shareholders on important shareholder actions instead of the two-thirds required by Texas.

         Our board of directors has reserved the right to terminate or abandon the change of domicile at any time prior to its effectiveness, notwithstanding shareholder approval, if the board determines for any reason that the consummation of the change of domicile would be inadvisable or not in the best interests of ATNG or our shareholders.

         For a summary of the principal income tax consequences of the change of domicile to United States shareholders and ATNG, see "Federal Income Tax Considerations" contained in the accompanying proxy statement.

         If the change of domicile is completed, our shareholders will be required to surrender their current certificates representing common stock in exchange for certificates representing the appropriate number of shares of ATNG as a Nevada corporation. Appropriate transmittal forms will be sent to the shareholders for these purposes.

         The proxy statement provides a detailed description of the change of domicile and other information to assist you in considering the matters on which to be voted. We urge you to review this information carefully and, if you require assistance, to consult with your financial, tax or other professional advisers.

         For the reasons set forth in the proxy statement, your board of directors unanimously believes that the proposed change of domicile is in the best interests of ATNG and all of its shareholders. We, therefore, strongly urge you to vote FOR the change of domicile.

         Whether or not you plan to attend the meeting, we ask that you indicate the manner in which you wish your shares to be voted and sign and return your proxy as promptly as possible in the enclosed envelope so that your vote may be recorded. You may vote your shares in person if you attend the meeting, even if you send in your proxy.

         We appreciate your continued interest in ATNG, Inc.

                                              Very truly yours,

                                              /s/  Robert C. Simpson, Ph. D.
                                              ---------------------------------
                                              Robert C. Simpson, Ph. D.
                                              PRESIDENT

                                   ATNG, INC.
                         1549 LEROY STREET, SUITE D-200
                             FENTON, MICHIGAN 48430


                  NOTICE OF SPECIAL MEETING OF THE SHAREHOLDERS
                         TO BE HELD ON SEPTEMBER 6, 2003

         To the Shareholders of ATNG, Inc.:

         Notice is hereby given that a special meeting of the shareholders of ATNG, Inc. will be held at 1549 Leroy Street, Suite D-200, Fenton, Michigan 48430 on September 6, 2003 at 9:00 a.m., Fenton, Michigan time, for the following purposes:

     1. To consider and pass, with or without variation, a special resolution, subject to requisite regulatory approval, (a) authorizing ATNG, Inc. to change its domicile to a corporation existing under the laws of the State of Nevada in accordance with the Nevada Revised Statutes, and
          (b) approving the adoption of new articles of incorporation and bylaws to govern ATNG. Copies of the newly proposed articles of incorporation and bylaws, which are attached to the proxy statement accompanying this notice, will be effective upon the filing of Articles of Merger with the Secretary of State of Nevada.

     2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         Only shareholders of record at the close of business on July 8, 2003 are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof. A list of such shareholders will be available for inspection for at least 10 days prior to the meeting during normal business hours at our offices.

         Shareholders are cordially invited to attend the meeting in person. Those who do not plan to attend and who wish their shares voted are requested to sign, date, and mail promptly the enclosed proxy, for which a return envelope is provided.

                                         By Order of the Board of Directors,

                                         /s/  Robert C. Simpson, Ph. D.
                                         -----------------------------------
                                         Robert C. Simpson, Ph. D.
                                         PRESIDENT

                                 PROXY STATEMENT

         This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of ATNG, Inc., a Texas corporation, to be voted at a special meeting of shareholders to be held at 1549 Leroy Street, Suite D-200, Fenton, Michigan 48430 on September 6, 2003 at 9:00 a.m., Fenton, Michigan time, and at any and all adjournments thereof. The information contained in this proxy statement is given as of July 8, 2003. The individual named in the accompanying form of proxy is our president and our only director. A shareholder wishing to appoint some other person (who needs not be a shareholder of ATNG, Inc.) to represent him at the meeting has the right to do so, either by inserting such person's name in the blank space provided in the form of proxy or by completing another form of proxy.

         Our principal executive office and mailing address is 1549 Leroy Street, Suite D-200, Fenton, Michigan 48430.

         Solicitation of proxies by mail is expected to commence on August 18, 2003, and the cost thereof will be borne by ATNG, Inc. In addition to solicitation by mail, certain of our directors, officers and regular employees may, without extra compensation, solicit proxies by telephone, telegraph and personal interview. Arrangements will be made with some of our record shareholders, which are brokerage houses, custodians, nominees and other fiduciaries, to send proxy materials to their principals, and they will be reimbursed by us for postage and clerical expenses. We reserve the right, if deemed desirable or necessary, to retain a proxy solicitation firm or other third parties to deliver solicitation material to such brokerage houses, custodians, nominees and other fiduciaries for distribution by them to their principals and to assist us in collecting or soliciting proxies from them. The cost of these services, exclusive of out-of-pocket costs, is not expected to exceed $12,000.

         We will only deliver one proxy statement to multiple shareholders sharing an address, unless we have received contrary instructions from one or more of the shareholders. We will promptly deliver a separate copy of this proxy statement and future shareholder communication documents to any shareholder at a shared address to which a single copy of this proxy statement was delivered, or deliver a single copy of this proxy statement and future shareholder communication documents to any shareholder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our principal executive office.

         Shareholders may also address future requests regarding delivery of proxy statements and/or annual reports by contacting us at the address listed above.

         Shares represented by properly executed proxies will be voted as specified. If no specifications have been given in a proxy, the shares represented thereby will be voted FOR the change of domicile, and, in the discretion of the persons named in the proxy, on any other business that may properly come before the meeting. A form of proxy will not be valid unless it is completed and delivered to Corporate Stock Transfer, 3200 Cherry Creek Drive South, Suite 430, Denver, Colorado 80209, not less than 48 hours (excluding Saturdays and holidays) before the meeting at which the person named therein purports to vote in respect thereof.

REVOCABILITY

         Proxies may be revoked at any time before the commencement of the meeting by delivering to the chairman of the meeting a written revocation or a duly executed proxy bearing a later date. For a period of at least 10 days prior to the meeting, a complete list of shareholders entitled to vote at the meeting will be available for inspection by shareholders of record during ordinary business hours for proper purposes at our principal executive office.

DISSENTERS' RIGHT OF APPRAISAL

         Texas law provides for a right of a shareholder to dissent to the proposed merger and obtain appraisal of or payment for such shareholder's shares. See "Change of Domicile - Dissent Rights of Our Shareholders."

                                VOTING SECURITIES

         Shareholders of record at the close of business on July 8, 2003, are entitled to notice of and to vote at the meeting and at any adjournments thereof. On the record date, our authorized capital stock consisted of 100,000,000 shares of common stock, par value $0.0001 per share. Each share of our common stock is entitled to one vote, of which there were 80,666,856 shares issued and outstanding on the record date, fully paid and non-assessable.

         The quorum for the transaction of business at the meeting consists of shareholders present in person, or represented by proxy holding not less than a majority of the issued and outstanding shares of our common stock. If sufficient shares are not represented in person or by proxy at the meeting to constitute a quorum, the meeting may be postponed or adjourned in order to permit further solicitations of proxies by us. Proxies given pursuant to this solicitation and not revoked will be voted at any postponement or adjournment of the meeting in the manner set forth above.

         Under the Texas Business Corporation Act, two-thirds of the holders of our common stock will be required to approve the change of domicile.

         Under Texas law, abstentions are treated as present and entitled to vote and thus will be counted in determining whether a quorum is present and will have the effect of a vote against a matter. A broker non-vote (I.E., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary power to vote on a particular matter) is counted for purposes of determining the existence of a quorum but will have no effect on the proposed change of domicile.

                               CHANGE OF DOMICILE

PLAN OF MERGER

         We are proposing to change our state of incorporation from Texas to Nevada by means of a merger permitted under the corporate statutes of both states. The merger will be between ATNG, Inc., a Texas corporation, and ATNG of Nevada, Inc., a Nevada corporation, organized by us for the specific purpose of the change of domicile. A copy of the special resolution authorizing the change of domicile to be voted on by our shareholders is attached as ATTACHMENT A. The merger will be consummated pursuant to a Plan of Merger, a copy of which is attached as ATTACHMENT B. Copies of the articles of incorporation and bylaws, which will serve as our articles of incorporation and bylaws following the change of domicile are attached to the Plan of Merger. The Plan of Merger provides that ATNG, Inc. will merge into ATNG of Nevada, Inc. Following the merger, ATNG of Nevada, Inc. will be the surviving entity and will change its name to ATNG Inc.

         ATNG of Nevada, Inc. is a newly formed corporation with one share of common stock issued and outstanding held by Robert C. Simpson, Ph.D., our sole officer and director and controlling shareholder, with only minimal capital and no other assets or liabilities. The terms of the merger provide that the currently issued one share of the common stock of ATNG of Nevada, Inc. held by Dr. Simpson will be cancelled. As a result, following the merger, our current shareholders will be the only shareholders of the newly merged corporations.

         The change of domicile will not interrupt the existence of ATNG. Each share of our common stock will remain issued and outstanding as a share of the common stock of ATNG after the change of domicile from Texas to Nevada. For a summary of certain of the rights of shareholders of ATNG before and after the change of domicile, see "Change of Domicile - Effect of the Change of Domicile on Shareholder Rights."

         OFFICERS AND DIRECTORS. Our board of directors currently consists of one member, Robert C. Simpson, Ph. D. Upon the change of domicile, our board of directors will consist of the same individual who is currently the sole director of ATNG and who is named as the director in the articles of incorporation filed pursuant to our change of domicile into Nevada. Additionally, immediately following the change of domicile, our only officer will be Dr. Simpson, as president, chief executive officer, chief financial officer, and secretary. See "Management - Executive Officers and Directors" for more information concerning Dr. Simpson.
                                       2

         EXCHANGE OF SHARE CERTIFICATES. As soon as practicable on or after the change of domicile, our shareholders of record immediately prior to the change of domicile will be sent detailed instructions concerning the procedures to be followed for submission of certificates representing our common stock to our transfer agent, together with a form of transmittal letter to be sent to the transfer agent at the time such certificates are submitted.

         After the change of domicile, the transfer agent will deliver to any holder who has previously submitted a duly completed and execute transmittal letter and a certificate representing the common stock, a certificate issued by us representing an equal number of shares of our common stock as a Nevada corporation into which such shares of the common stock were converted.

         After the change of domicile but before a certificate representing common stock is surrendered, certificates representing common stock will represent the number of shares of our common stock as a Nevada corporation into which such common stock were converted pursuant to the terms of the change of domicile. Our transfer agent will deliver certificates representing the appropriate amount and type of our capital stock in accordance with the shareholder's instructions for transfer or exchange.

         Failure by a shareholder to return appropriate transmittal letters or to surrender certificates representing common stock will not affect such person's rights as a shareholder, as such shareholder's certificates representing common stock following the change of domicile will represent the number of shares of our common stock as a Texas corporation into which such common stock were converted pursuant to the terms of the change of domicile, and will present no material consequences to us.

CONDITIONS TO THE CHANGE OF DOMICILE; SHAREHOLDER APPROVALS

         CHANGE OF DOMICILE. The change of domicile is subject to, among other things:

     o The approval by our shareholders of the special resolution authorizing the change of domicile (a copy of which is attached as ATTACHMENT A) by the affirmative vote of at least two-thirds of our common stock voting in person or by proxy at the meeting or any adjournments thereof, and

     o The filing of the Articles of Merger with the Secretary of State of Nevada.

         Notwithstanding the requisite shareholder approvals of the change of domicile, our board of directors has reserved the right to terminate or abandon the change of domicile without further shareholder approval if the board determines that the consummation of the change of domicile would be inadvisable or not in our best interests or our shareholders, or if all of the respective conditions to consummation of the change of domicile have not occurred within a reasonable period of time.

FILING OF ARTICLES OF MERGER

         The change of domicile is subject to filing of Articles of Merger with the Secretary of State of Nevada pursuant to the Nevada Revised Statutes. If the special resolution is passed by the requisite number of holders of the shares of our common stock, we intend to file the Articles of Merger.

         Under the Nevada Revised Statutes, when the merger takes effect:

     o Every other entity that is a constituent entity (in our case, ATNG, Inc., a Texas corporation) merges into the surviving entity (ATNG of Nevada, Inc.) and the separate existence of every entity except the surviving entity ceases;

     o The title to all real estate and other property owned by each merging constituent entity is vested in the surviving entity without reversion or impairment;

     o The surviving entity has all of the liabilities of each other constituent entity;
                                       3

     o A proceeding pending against any constituent entity may be continued as if the merger had not occurred or the surviving entity may be substituted in the proceeding for the entity whose existence has ceased;

     o The articles of incorporation of the surviving entity are amended to the extent provided in the plan of merger; and

     o The shareholders' interests of each constituent entity that are to be converted into shareholders' interests, obligations or other securities of the surviving or any other entity or into cash or other property are converted, and the former holders of the shareholders' interests are entitled only to the rights provided in the Articles of Merger or any created pursuant to Chapters 92A.300 to 92A.500, inclusive, of the Nevada Revised Statutes dealing with dissenter's rights.

         RESALES OF OUR COMMON STOCK. Pursuant to Rule 145 under the Securities Act of 1933, the merger of ATNG from a Texas corporation into a Nevada corporation and the exchange of our shares of common stock in the Texas corporation into the shares of the common stock of the Nevada corporation is exempt from registration under the Securities Act, since the sole purpose of the transaction is a change of our domicile within the United States. The effect of the exemption is that the shares of our common stock issuable in the change of domicile may be resold by the former shareholders without restriction to the same extent that such shares may have been sold before the change of domicile.

         ACCOUNTING FOR THE TRANSACTION. Upon consummation of the change of domicile, the historical financial statements of the Texas company will become the historical financial statements of the Nevada company. Total shareholders' equity will be unchanged as a result of the change of domicile.

PRINCIPAL REASONS FOR THE CHANGE OF DOMICILE

         We have chosen to change our state of incorporation in order to take advantage of several features of Nevada corporate law which are expected to help us reduce our taxes and to facilitate our corporate actions. A comparison of Nevada and Texas law follows:

     o In Nevada, corporations incorporated in Nevada do not pay a franchise tax or a corporate income tax. Although Texas does not have corporate income tax PER SE, Texas does impose on Texas corporations a franchise tax equal to 4.5 percent of taxable income or 0.25 of one percent of the corporation's capital.

     o Under Nevada law, important actions such as amendments to articles of incorporations and mergers require the vote of a majority of the shareholders. Under Texas law, such actions require the approval of two-thirds of the shareholders. We feel that it is in our best interest to simplify our shareholder voting requirements in order to allow us to make it easier for the passage of important shareholder resolutions.

     o Under Nevada law, unless otherwise provided in the articles of incorporation, a corporation that desires to change the number of shares of a class or series, if any, of its authorized stock by increasing or decreasing the number of authorized shares of the class or series and correspondingly increasing or decreasing the number of issued and outstanding shares of the same class or series held by each shareholder of record at the effective date and time of the change, may, except as otherwise provided in subsections 2 and 3 of Chapter
          78.207 of the Nevada Revised Statutes, do so by a resolution adopted by the board of directors, without obtaining the approval of the shareholders. The resolution may also provide for a change of the par value, if any, of the same class or series of the shares increased or decreased. After the effective date and time of the change, the corporation may issue its stock in accordance therewith.

         The third bullet point above is especially important to us, inasmuch as we will be able to change our authorized shares to more efficiently meet our current needs. Presently, we need to go to the time and expense of having a shareholders' meeting in order to change our authorized shares. Because we are a micro-cap company, we must be able to quickly deal with situations calling for us to modify our capital structure.

EFFECT OF CHANGE OF DOMICILE ON SHAREHOLDER RIGHTS

         On the effective date of the merger resulting in our change of domicile, ATNG will be deemed incorporated under the Nevada Revised Statutes. Consequently, we will be governed by the articles of incorporation and bylaws filed with the Articles of Merger. The following summary describes the material consequences of the change of domicile to our shareholders, in addition to the differences in state law described above in "Change of Domicile - Principal Reasons for the Change of Domicile." This summary does not purport to be exhaustive and is qualified in its entirety by reference to our current articles of incorporation and bylaws, and the proposed new articles of incorporation and bylaws. The text of the proposed articles of incorporation and bylaws are included in this proxy statement as attachments to the Plan of Merger described in ATTACHMENT B. A copy of our current articles of incorporation, bylaws, the Texas Business Corporation Act, and the Revised Nevada Statutes will be available for reference by the shareholders of ATNG or their legal advisers at our registered office.

         CAPITAL STRUCTURE. Under our proposed articles of incorporation, the total number of shares of capital stock that ATNG will have the authority to issue is 950 million, consisting of 900 million shares of common stock, par value $0.001 per share, and 50,000,000 shares of preferred stock, par value $0.001 per share. Under our current articles of incorporation, ATNG presently has the authority to issue only 100 million shares of common stock, par value $0.0001 per share. We currently have no authority to issue any preferred stock.

         COMMON STOCK. Currently, the holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders, including the election of directors. Following the change of domicile, the holders of our common stock will have the same voting rights. Also, our shareholders do not have and will not have cumulative voting rights. Subject to preferences that may be applicable to any then outstanding series of our preferred stock, holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by our board of directors out of legally available funds. In the event of the liquidation, dissolution, or winding up of ATNG, the holders of our common stock will be entitled to share ratably in the net assets legally available for distribution to our shareholders after the payment of all our debts and other liabilities, subject to the prior rights of any series of our preferred stock then outstanding. The holders of our common stock have no preemptive or conversion rights or other subscription rights and there are no redemption or sinking fund provisions applicable to our common stock.

         PREFERRED STOCK. Following the change of domicile, in accordance with the Nevada Revised Statutes, our board of directors will have the authority to fix the number of shares of preferred stock and the designations, preferences, powers and relative, participating, optional or other special rights and the qualifications or restrictions on such rights. The preferences, powers, rights and restrictions of different series of our preferred stock may vary with respect to dividend rates, amounts payable on liquidation, voting rights, conversion rights, redemption provisions, sinking fund provisions, purchase funds, and other matters. The holders of our preferred stock will have no preemptive or cumulative voting rights.

         Authorizing an additional 800 million shares of common stock and the authorizing of series of preferred stock would give the board of directors the express authority, without further action of the shareholders, to issue common stock or preferred stock from time to time as the board deems necessary. The board of directors believes it is necessary to have the ability to issue such additional shares of common stock or preferred stock for general corporate purposes. Potential uses of the additional authorized shares may include equity financings, issuance of options, acquisition transactions, stock dividends or distributions, without further action by the shareholders, unless such action were specifically required by applicable law or rules of any stock exchange or similar system on which our securities may then be listed.

         Following the change of domicile, our board of directors will file with the State of Nevada a Certificate of Designation Establishing Series of Preferred Stock, a copy of which is attached as ATTACHMENT C. The certificate will establish three series of preferred stock, and will describe the powers, preferences and rights, and the qualifications, limitations and restrictions of our preferred stock. However, there will be important differences in each series of our preferred stock, which are described as follows:

     o Series A will be composed of 20,000,000 shares, with every share thereof being convertible into 10 shares of our common stock. The Series A preferred stock will have no voting rights prior to conversion into our common stock.

     o Series B will be composed of 10,000,000 shares, with no conversion rights into shares of our common stock. The Series B preferred stock will have one vote per share on all matters submitted to a vote of the holders of our common stock, including, without limitation, the election of directors.

     o Series C will be composed of 20,000,000 shares, with no conversion rights into shares of our common stock. Each share of Series C preferred stock will have voting rights equal to 100 votes per share of our common stock on all matters submitted to a vote of the holders of our common stock, including, without limitation, the election of directors.

         Following the change of domicile, we have no plans to issue any additional shares of common stock. However, we do plan to issue 5,000,000 shares of our Series C preferred stock to Robert C. Simpson, Ph.D., our sole officer and director and controlling shareholder. We also plan to issue 1,000,000 shares of our Series A preferred stock to each of Dr. Simpson and E. Robert Gates, one of our controlling shareholders. The consideration for the issuance of the shares of our preferred stock will be the exchange by Dr. Simpson of 10,000,000 shares of our common stock, and the exchange by Mr. Gates of 8,000,000 shares of our common stock.

         The proposed increase in the authorized number of shares of common stock and the authorization of preferred stock could have a number of effects on our shareholders depending upon the exact nature and circumstances of any actual issuance of authorized but unissued shares. The increase could have an anti-takeover effect, in that the additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of ATNG more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of ATNG.

         The proposed change in our capital structure is not being made by us in response to any known accumulation of shares of threatened takeover. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by us could have an effect on the potential realizable value of a shareholder's investment.

         In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of our outstanding shares caused by the issuance of additional shares of our common stock would dilute the earnings per share and book value per share of all outstanding shares of our common stock. If such factors were reflected in the price per share of common stock, the potential realizable value of a shareholder's investment could be adversely affected.

         SHAREHOLDER CONSENT IN LIEU OF MEETING. Under both the Texas Business Corporation Act and the Nevada Revised Statutes, shareholder action may be taken without a meeting if shareholders holding the requisite voting power execute a consent. Texas law grants this power only if a corporation's articles of incorporation contain a provision authorizing such conduct. Our current articles of incorporation do not grant this power. However, Nevada law provides for less than unanimous consent, even if the articles do not contain the power. Even so, our proposed articles of incorporation provide that our shareholders may take action if shareholders holding the requisite voting power execute a consent in lieu of a meeting.

CERTAIN PROVISIONS OF OUR PROPOSED ARTICLES OF INCORPORATION AND BYLAWS

         GENERAL. Provisions of our articles of incorporation and bylaws concern matters of corporate governance and the rights of our shareholders, such as the ability of our board of directors to issue shares of our common and preferred stock and to set the voting rights, preferences, and other terms of our preferred stock without further shareholder action. These provisions could also delay or frustrate the removal of incumbent directors or the assumption of control of our board of directors by our shareholders, and may be deemed to discourage takeover attempts, mergers, tender offers, or proxy contests not first approved by our board of directors, which some shareholders may deem to be in their best interests.

         BOARD OF DIRECTORS. The business and affairs of ATNG will continue to be managed under the direction of our board of directors, which currently consists of one member. The number of members on our board of directors is fixed by, and may be increased or decreased from time to time by, the affirmative vote of a majority of the members at any time constituting our board of directors.

         Newly created directorships resulting from any increase in the number of directors and any vacancies on our board of directors resulting from death, resignation, disqualification, removal or other causes shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the board of directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term for which the new directorship was created or the vacancy occurred and until the director's successor shall have been elected and qualified or until his earlier death, resignation, or removal. No decrease in the number of directors constituting the board of directors shall shorten the term of any incumbent director. Our board of directors may not have less than one member. There is no limit on the maximum size of our board.

         Whenever the holders of any class or series of our capital stock are entitled to elect one or more directors under any resolution or resolutions of our board of directors designating a series of our preferred stock, vacancies and newly created directorships of a class or series may be filled by a majority of the directors then in office elected by the applicable class or series, by a sole remaining director so elected, or by the written consent, or the affirmative vote of a majority of the outstanding shares of the class or series entitled to elect the directors.

         Any director may be removed from office only by the affirmative vote of the holders of a majority of the combined voting power of our then outstanding shares of capital stock entitled to vote at a meeting of shareholders called for that purpose, voting together as a single class.

         MEETINGS OF SHAREHOLDERS. Our articles of incorporation will provide that a special meeting of our shareholders may only be called by:

     o    Our president;

     o The holders of at least 10 percent of the outstanding shares of our capital stock entitled to vote at the proposed special meeting; or

     o    Our board of directors by means of a duly adopted resolution.

         Special shareholder meetings may not be called by any other person or in any other manner. Our bylaws provide that only those matters set forth in the notice of the special meeting may be considered or acted upon at the special meeting. Our articles of incorporation do not permit our shareholders to take an action by written consent unless the action to be taken and the taking of that action by written consent have been approved in advance by our board of directors.

         LIMITATION OF LIABILITY. Our articles of incorporation will provide that any director or officer shall not be personally liable to ATNG or its shareholders for damages as a result of any act or failure to act in his capacity as a director or officer, unless

     o It is proven that his act or failure to act constituted a breach of his fiduciary duties and involved intentional misconduct, fraud, or a knowing violation of law, or

     o Such person is a director liable under Section 78.300 of the Nevada Revised Statutes for the payment of an improper distribution by ATNG to its shareholders.

         INDEMNIFICATION. Our articles of incorporation will provide that ATNG shall indemnify anyone who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by ATNG or in its right, by reason of the fact that he is or was a director, officer, employee, or agent of ATNG, or is or was serving at ATNG's request as a director, officer employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if:

     o The liability did not result from any act or failure to act which constituted a breach of that person's fiduciary duties in his capacity as a director or officer, and involved intentional misconduct, fraud, or a knowing violation of law; or

     o The person acted in good faith and in a manner which he reasonably believed to be in, or not opposed to, our best interests, and with respect to any criminal action or proceeding, he had no reasonable cause to believe his conduct was unlawful.

         Further, our articles of incorporation will permit ATNG to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by ATNG or in its right, to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of ATNG, or is or was serving at our request as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with defense or settlement of the action or suit, if:

     o The liability did not result from any act or failure to act which constituted a breach of that person's fiduciary duties in his capacity as a director or officer, and involved intentional misconduct, fraud or a knowing violation of law; or

     o The person acted in good faith and in a manner which he reasonably believed to be in, or not opposed to, our best interests.

         However, ATNG will be prohibited from indemnifying any person with respect to any action, suit, or proceeding by a court of competent jurisdiction, if he has been finally adjudged to be liable to ATNG, unless, and only to the extent that, the court of competent jurisdiction determines upon application that the person is fairly and reasonably entitled to indemnification in view of all the circumstances of the case.

         Our bylaws will contain similar indemnification and limitation of liability provisions. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons controlling ATNG under the indemnification provisions, or otherwise, ATNG is aware that, in the opinion of the SEC, the indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

         PERMITTED COMBINATIONS. Our articles of incorporation will expressly provide that we will not be governed by Nevada Revised Statutes 78.411 to 78.444, inclusive, which means that we not subject to the restrictions contained in the NRS applicable to mergers and other forms of combinations with holders of 10 percent or more of our stock.

         AMENDMENT OF BYLAWS. Under our articles of incorporation, our bylaws may be amended by our board of directors or by the affirmative vote of the holders of at least a majority of the combined voting power of the outstanding shares of our capital stock then outstanding and entitled to vote, voting together as a single class.

DISSENT RIGHTS OF OUR SHAREHOLDERS

         Under Texas law, our shareholders are entitled, after complying with certain requirements of Texas law, to dissent to the approval of the merger, pursuant to Article 5.11 of the Texas Business Corporation Act, and to be paid the "fair value" of their shares of ATNG common stock in cash by complying with the procedures set forth in Articles 5.12 and 5.13 of the Texas Business Corporation Act. Set forth below is a summary of the procedures relating to the exercise of dissenters' rights by our shareholders. This summary does not purport to be a complete statement of the provisions of Articles 5.11, 5.12 and
5.13 of the Texas Business Corporation Act and is qualified in its entirety by reference to such provisions, which are attached as ATTACHMENT D to this proxy statement.

         Within 10 days after the effective date of the merger, we will deliver a written dissenters' notice to each of our shareholders of record. The dissenters' notice must:

     o    Notify the shareholder of the effective date of the merger; and

     o Be accompanied by a copy of Articles 5.11, 5.12, and 5.13 of the Texas Business Corporation Act.

         Any ATNG shareholder who did not consent to the merger can exercise his dissenters' rights by making written demand on us, within 20 days after the mailing of the dissenters' notice, for payment of the fair value of his shares of our common stock. The shareholder's demand must state:

     o The number of shares of ATNG common stock owned by the dissenting shareholder; and

     o The fair value of the shares, as of the date of the consent approving the merger, as estimated by the shareholder.

         Any shareholder failing to make demand within the 20-day period will be bound by the merger and will lose his right to be paid the fair value of his shares. Within 20 days after receipt of a demand for payment, we will deliver or mail to the shareholder a written notice that shall either:

     o Set out that we accept the amount claimed by the shareholder and agree to pay that amount within 90 days after the action was effected, provided the shareholder has surrendered the certificates representing the shareholder's shares of ATNG common stock; or

     o Contain our estimate of the fair value of the shares, together with an offer to pay our estimate within 90 days after the action was effected, upon receipt of notice within 60 days after that date from the shareholder that the shareholder agrees to accept our estimate, provided the shareholder has surrendered the certificates representing the shareholder's shares of ATNG common stock.

         If we are unable to agree upon the fair value of any shareholder's shares of ATNG common stock within 60 days of the date the merger was effected, either party may, within 60 days of the expiration of such 60 day period, file a petition in any court of competent jurisdiction asking for a finding and determination of the fair value of the shareholder's shares of ATNG common stock. Upon the filing of a petition by an ATNG shareholder, we are required to file, within 10 days of service, a list containing the names and addresses of all of ATNG's shareholders who have demanded payment and with whom agreements as to the value of their shares have not been reached. If we file a petition, we must file the applicable shareholder list at the same time as the petition. If necessary, we shall, within 90 days of the court's determination of fair value and upon surrender of the applicable certificates representing the ATNG common stock, pay the applicable shareholders the fair value of their respective shares.

VOTE REQUIRED

         The special resolution relating to the change of domicile will not be effective unless passed at the meeting by at least two-thirds of the votes cast by the holders of our common stock as a group. Unless individual shareholders specify otherwise, each returned proxy will be voted for the change of domicile.

         ATTACHMENT A to this proxy statement contains the text of the special resolution with respect to the change of domicile to be submitted to the shareholders at the meeting.

         Our board of directors recommends that shareholders vote FOR the change of domicile, and, unless a shareholder gives instructions on the proxy card to the contrary or a broker non-vote is indicated on the proxy card, the appointee named thereon intends so to vote.

                                   MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

         The following table sets forth information concerning the directors and executive officers of ATNG, Inc. as of the date of this proxy statement:

             NAME          AGE              POSITION          DIRECTOR SINCE
             ----          ---              --------          --------------
Robert C. Simpson, Ph.D.    61        Chairman, President,      April 2003
                                    Chief Executive Officer,
                                    Chief Financial Officer,
                                         and Secretary


         Our executive officers are elected annually by our board of directors. There are no family relationships among our directors and executive officers. See "Certain Provisions of Our Articles of Incorporation and Bylaws" for the manner of election and term of office of our directors.

         We may employ additional management personnel as our board or directors deems necessary. ATNG has not identified or reached an agreement or understanding with any other individuals to serve in management positions. We do not anticipate any difficulty in employing qualified staff.

         A description of the business experience during the past several years for each of the directors and executive officers of ATNG is set forth below.

         Robert C. Simpson, Ph.D. was our chief executive officer from 1996 through 2001. Since 2001, he has been president of Pathobiotek, Inc. Since 1990 until 1993, he has been president of R. Simpson Associates, Inc., a management consulting firm with clients including General Electric, Ford, RWD Technologies Inc. and Symbol Technologies Inc. He was a manager at General Motors from 1978 until 1990 in manufacturing engineering, projects for advanced technologies and organizational development.

                            FEDERAL TAX CONSEQUENCES

         The following is a discussion of certain federal income tax considerations that may be relevant to holders of our common stock who receive the common stock of ATNG of Nevada as a result of the proposed change of domicile. No state, local, or foreign tax consequences are addressed herein.

         This discussion does not address the state, local, federal or foreign income tax consequences of the change of domicile that may be relevant to particular shareholders, such as dealers in securities, or our shareholders who exercise dissenters' rights. In view of the varying nature of such tax considerations, each shareholder is urged to consult his own tax adviser as to the specific tax consequences of the proposed change of domicile, including the applicability of federal, state, local, or foreign tax laws. Subject to the limitations, qualifications and exceptions described herein, and assuming the change of domicile qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, the following federal income tax consequences generally should result:

     o No gain or loss should be recognized by the shareholders of ATNG upon conversion of their common stock into common stock of the Nevada company pursuant to the change of domicile;

     o The aggregate tax basis of the common stock received by each shareholder of ATNG in the change of domicile should be equal to the aggregate tax basis of our common stock converted in exchange therefor;

     o The holding period of our common stock received by each shareholder of ATNG in the change of domicile should include the period during which the shareholder held his common stock converted therefor, provided such common stock is held by the shareholder as a capital asset on the effective date of the change of domicile; and

     o ATNG should not recognize gain or loss for federal income tax purposes as a result of the change of domicile.

         ATNG has not requested a ruling from the Internal Revenue Service with respect to the federal income tax consequences of the change of domicile under the Code. We expect to receive an opinion from our legal counsel, Glast, Phillips & Murray, P.C., substantially to the effect that the change of domicile should qualify as a reorganization within the meaning of Section 368(a) of the Code. The tax opinion will neither bind the IRS nor preclude it from asserting a contrary position, and will be subject to certain assumptions and qualifications, including representations made by us. We believe the change of domicile will constitute a tax-free reorganization under Section 368(a) of the Code, inasmuch as Section 368(a)(1)(F) of the Code defines a reorganization as a mere change in identity, form, or place of organization of our corporation.

                             PRINCIPAL SHAREHOLDERS

         The following table presents information regarding the beneficial ownership of all shares of our common stock as of the record date by:

     o Each person who beneficially owns more than five percent of the outstanding shares of our common stock;

     o    Each of our directors;

     o    Each of our named executive officers; and

     o    All directors and officers as a group.


                                                             SHARES BENEFICIALLY
                                                                    OWNED (2)
                                                             --------------------
NAME AND ADDRESS OF BENEFICIAL OWNER (1)                       NUMBER     PERCENT
----------------------------------------                     -----------  -------
OFFICERS AND DIRECTORS:
Robert C. Simpson, Ph. D ................................    10,400,000    12.8
  All directors and officers as a group (one person) ....    10,400,000    12.8

FIVE PERCENT SHAREHOLDERS:
E. Robert Gates .........................................    10,022,217    12.42
Tag Chong (Teddy) Kim ...................................    9,258,100     11.48
Marsha S. Scheer ........................................    7,050,000     8.74
Charles M Scheer ........................................    11,048,990    13.70
Kenneth Friedenreich ....................................    7,000,000     8.68

---------------
(1) Unless otherwise indicated, the address for each of these shareholders is c/o ATNG, Inc., 1549 Leroy Street, Suite D-200, Fenton, Michigan 48430. Also, unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to his shares of our common stock beneficially owned.
(2)  Beneficial ownership is determined in accordance with the rules of the SEC.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CHANGE OF CONTROL

         On June 6, 2003, Robert C. Simpson acquired 10,000,000 shares of our common stock, which represented 12.40 percent of our issued and outstanding common stock. Dr. Simpson had been elected to our board of directors on April 9, 2003.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires that our directors, executive officers and persons who own more than 10 percent of a registered class of our equity securities file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than 10 percent shareholders are required by the SEC regulation to furnish us with copies of all
Section 16(a) forms they file.

         Based solely on review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to us, we believe that, during the period from January 1, 2002 through December 31, 2002, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10 percent beneficial owners were met in a timely manner.

         FORM 10-KSB ANNUAL REPORT AND QUARTERLY REPORTS ON FORM 10-QSB

         Our Annual Report on Form 10-KSB for the year ended December 31, 2002, and Financial Information from our Quarterly Reports for the Periods Ended March 31, 2003 and June 30, 2003 are incorporated herein by reference.

    EXHIBITS TO ANNUAL AND QUARTERLY REPORTS AND COPIES OF QUARTERLY REPORTS

         WE HAVE FURNISHED OUR ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2002, WHICH INCLUDED LISTS BRIEFLY DESCRIBING ALL THE EXHIBITS NOT CONTAINED THEREIN. WE WILL FURNISH COPIES OF OUR QUARTERLY REPORTS FOR THE PERIODS ENDED MARCH 31, 2003 AND JUNE 30, 2003, WHICH INCLUDED LISTS BRIEFLY DESCRIBING ALL THE EXHIBITS NOT CONTAINED THEREIN. WE WILL FURNISH THE QUARTERLY REPORTS AND ANY EXHIBIT TO THE FORM 10-KSB AND THE QUARTERLY REPORTS UPON THE PAYMENT OF A SPECIFIED REASONABLE FEE WHICH FEE SHALL BE LIMITED TO OUR REASONABLE EXPENSES IN FURNISHING ANY SUCH REPORT OR EXHIBIT. ANY REQUEST SHOULD BE DIRECTED TO OUR CORPORATE SECRETARY AT 1549 LEROY STREET, SUITE D-200, FENTON, MICHIGAN 48430, OR TELEPHONE (810) 714-2978.

                                  OTHER MATTERS

         Our board of directors is not aware of any matter to be presented for action at the meeting other than the matters set forth in this proxy statement. Should any other matter requiring a vote of the shareholders arise, the persons named as proxies on the enclosed proxy card will vote the shares represented thereby in accordance with their best judgment in the interest of ATNG, Inc. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card.

          SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING OF SHAREHOLDERS

         Proposals of shareholders intended to be presented at the 2004 Annual Meeting of Shareholders must be received by us by January 31, 2004 to be considered for inclusion in the proxy statement and form of proxy relating to the 2004 meeting.

                                       By Order of the Board of Directors,

                                       /s/  Robert C. Simpson, Ph. D.
                                       -----------------------------------

                                       Robert C. Simpson, Ph. D.
                                       President

                                   ATNG, INC.
                         1549 LEROY STREET, SUITE D-200
                             FENTON, MICHIGAN 48430

                                      PROXY

     THIS PROXY IS SOLICITED BY THE MANAGEMENT OF ATNG, INC. (THE "COMPANY") FOR A SPECIAL MEETING OF ITS SHAREHOLDERS (THE "MEETING") TO BE HELD ON SEPTEMBER 6, 2003.

         The undersigned hereby appoints Robert C. Simpson, Ph.D., or instead of the foregoing, (insert name) _______________________________, as nominee of the undersigned, with full power of substitution, to attend and vote on behalf of the undersigned at the Meeting to be held at 1549 Leroy Street, Suite D-200 Fenton, Michigan on September 6, 2003 at 9:00 a.m., Fenton, Michigan time, and at any adjournments thereof, and directs the nominee to vote or abstain from voting the shares of the undersigned in the manner indicated below:

1.  Vote FOR [  ]  AGAINST [  ] the resolution      2.  Upon any other matter that properly comes
    to change our jurisdiction of incorporation         before the Meeting.
    from the State of Texas to the State of
    Nevada.


THE UNDERSIGNED HEREBY REVOKES ANY PRIOR PROXY OR PROXIES.

Dated                               , 2003.
      ------------------------------



-------------------------------------------------------------
Signature of Shareholder


-------------------------------------------------------------
Printed Name of Shareholder




         A PROXY WILL NOT BE VALID UNLESS THE FORM OF PROXY IS DATED, DULY EXECUTED AND DELIVERED TO THE OFFICE OF CORPORATE STOCK TRANSFER, 3200 CHERRY CREEK DRIVE SOUTH, SUITE 430, DENVER, COLORADO 80209, NOT LESS THAN 48 HOURS (EXCLUDING SATURDAYS AND HOLIDAYS) BEFORE THE MEETING AT WHICH THE PERSON NAMED THEREIN PURPORTS TO VOTE IN RESPECT THEREOF.

         Joint owners should each sign the proxy. When the proxy is signed by a corporation either its common seal must be affixed to the proxy or it should be signed by the corporation under the hand of an officer or attorney duly authorized in writing, which authorization must accompany the proxy.

         THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE STOCKHOLDER ON ANY BALLOT AND WHERE A CHOICE WITH RESPECT TO ANY MATTER TO BE ACTED UPON IS SPECIFIED, THE SHARES WILL BE VOTED ON ANY BALLOT IN ACCORDANCE WITH SUCH SPECIFICATION.



-----------------------------------------------------

-----------------------------------------------------

-----------------------------------------------------
(Please advise the Company of any change of address)

                                  ATTACHMENT A
                               SPECIAL RESOLUTION

                          PLAN AND AGREEMENT OF MERGER

     WHEREAS, it is in the best interests of the Company that it change its state of incorporation from Texas to Nevada, and in connection therewith that the Company merge with and into ATNG of Nevada, Inc. as set out in the proposed Plan and Agreement of Merger presented to this meeting;

     NOW, THEREFORE, IT IS RESOLVED, that the appropriate officers of the Company be, and they hereby are, authorized and directed to execute the Plan and Agreement of Merger and to take whatever steps which may be necessary and to effectuate the merger approved herein.

                                  ATTACHMENT B
                                 PLAN OF MERGER


                          PLAN AND AGREEMENT OF MERGER
                                     BETWEEN
                        ATNG, INC. (A TEXAS CORPORATION)
                                       AND
                   ATNG OF NEVADA, INC. (A NEVADA CORPORATION)


     ATNG, INC., a Texas corporation ("ATNG Texas") and ATNG OF NEVADA, INC., a Nevada corporation ("ATNG Nevada"), hereby agree as follows:

     1. PLAN ADOPTED. A plan of merger merging ATNG Texas with and into ATNG Nevada (this "Plan of Merger"), pursuant to the provisions of Chapter 92A of the Nevada Revised Statutes (the "NRS"), Article 5 of the Texas Business Corporation Act (the "TBCA"), and Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, is adopted as follows:

          (a) ATNG Texas shall be merged with and into ATNG Nevada, to exist and be governed by the laws of the State of Nevada.

          (b) ATNG Nevada shall be the Surviving Corporation and its name shall be changed to ATNG Inc. (the "Surviving Corporation").

          (c) When this Plan of Merger shall become effective, the separate existence of ATNG Texas shall cease and the Surviving Corporation shall succeed, without other transfer, to all the rights and properties of ATNG Texas and shall be subject to all the debts and liabilities of such corporation in the same manner as if the Surviving Corporation had itself incurred them. All rights of creditors and all liens upon the property of each constituent entity shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the merger (the "Merger").

          (d) The Surviving Corporation will be responsible for the payment of all fees and franchise taxes of the constituent entities payable to the State of Nevada, if any.

          (e) The Surviving Corporation will carry on business with the assets of ATNG Texas, as well as the assets of ATNG Nevada.

          (f) The Surviving Corporation will be responsible for the payment of the fair value of shares, if any, required under Sections 5.11, 5.12, and 5.13 of the TBCA.

          (g) The stockholders of ATNG Texas will surrender all of their shares in the manner hereinafter set forth.

          (h) In exchange for the shares of ATNG Texas surrendered by its stockholders, the Surviving Corporation will issue and transfer to such stockholders on the basis hereinafter set forth, shares of its common stock.

          (i) The stockholders of ATNG Nevada will keep their shares of the Surviving Corporation.

          2. EFFECTIVE DATE. The effective date of the Merger (the "Effective Date") shall be the date of the filing of Articles of Merger for ATNG Texas and ATNG Nevada in the States of Texas and Nevada.

          3. SUBMISSION TO STOCKHOLDERS. This Plan of Merger shall be submitted for approval separately to the stockholders of ATNG Texas and ATNG Nevada in the manner provided by the laws of the States of Texas and Nevada.

          4. MANNER OF EXCHANGE. On the Effective Date, the stockholders of ATNG Texas shall surrender their stock certificates to ATNG Nevada in exchange for shares of the Surviving Corporation to which they are entitled.

          5. BASIS OF EXCHANGE. The holders of shares of the common stock, $0.001 par value per share, of ATNG Texas shall be entitled to receive, in exchange for all the outstanding stock of ATNG Texas, an amount of stock so that after the issuance thereof, such holders of ATNG Texas will hold all of the issued and outstanding shares of the common stock of the Surviving Corporation, par value $0.001 per share.

          6.  SHARES  OF  THE   SURVIVING   CORPORATION   HELD  BY  THE  CURRENT
STOCKHOLDERS OF ATNG NEVADA. The presently outstanding shares of the common stock of ATNG Nevada will be cancelled.

          7. DIRECTORS AND OFFICERS.

               (a) The present Board of Directors of ATNG Texas shall serve as the Board of Directors of the Surviving Corporation until the next annual meeting or until such time as their successors have been elected and qualified.

               (b) If a vacancy shall exist on the Board of Directors of the Surviving Corporation on the Effective Date, such vacancy may be filled by the Board of Directors as provided in the Bylaws of the Surviving Corporation.

               (c) All persons who, on the Effective Date, are executive or administrative officers of ATNG Texas shall be officers of the Surviving Corporation until the Board of Directors of the Surviving Corporation shall otherwise determine. The Board of Directors of the Surviving Corporation may elect or appoint such additional officers as it may deem necessary or appropriate.

          8. ARTICLES OF INCORPORATION. The Articles of Incorporation of ATNG Nevada, existing on the Effective Date and reflecting the change of the corporate name to ATNG Inc. and other provisions, a copy of which are attached hereto as EXHIBIT A and incorporated herein for all purposes, shall continue in full force as the Articles of Incorporation of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

          9. BYLAWS. The Bylaws of ATNG Nevada existing on the Effective Date and reflecting the change of the corporate name to ATNG Inc., a copy of which are attached hereto as EXHIBIT B and incorporated herein for all purposes, shall continue in full force as the Bylaws of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

               (a) COPIES OF THE PLAN OF MERGER. A copy of this Plan of Merger is on file at 1549 Leroy Street, Suite D-200, Fenton, Michigan 48430, the principal offices of ATNG Texas, and 1549 Leroy Street, Suite D-200, Fenton, Michigan 48430, the principal offices of ATNG Nevada. A copy of this Plan of Merger will be furnished to any stockholder of ATNG Texas or ATNG Nevada, on written request and without cost.

          10. CONTRACTUAL CONSENTS NEEDED. The parties to this Plan of Merger shall have obtained, at or prior to the Effective Date, all consents required for the consummation of the transactions contemplated by this Plan of Merger from any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which any of them is a party, or to which any of their respective businesses, properties, or assets are subject.

          11. NOTICES. All notices, requests, demands, and other communications hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to ATNG Texas, addressed to Robert C. Simpson, Ph.D. at 1549 Leroy Street, Suite D-200, Fenton, Michigan 48430, telecopier (810) 714-3524, and e-mail patho@chartermi.net; and if to ATNG Nevada, addressed to Robert C. Simpson, Ph.D. at 1549 Leroy Street, Suite D-200, Fenton, Michigan
48430, telecopier (810) 714-3524, and e-mail patho@chartermi.net. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

          12. LEGAL CONSTRUCTION. In case any one or more of the provisions contained in this Plan of Merger shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof, and this Plan of Merger shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

          13. BENEFIT. All the terms and provisions of this Plan of Merger shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their successors and permitted assigns.

          14. LAW GOVERNING. This Plan of Merger shall be construed and governed by the laws of the State of Nevada, and all obligations hereunder shall be deemed performable in Fenton, Michigan.

          15. PERFECTION OF TITLE. The parties hereto shall do all other acts and things that may be reasonably necessary or proper, fully or more fully, to evidence, complete or perfect this Plan of Merger, and to carry out the intent of this Plan of Merger.

          16. CUMULATIVE RIGHTS. The rights and remedies of any party under this Plan of Merger and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

          17. WAIVER. No course of dealing on the part of any party hereto or its agents, nor any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Plan of Merger or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

          18. CONSTRUCTION. Whenever used herein, the singular number shall include the plural, the plural number shall include the singular, and the masculine gender shall include the feminine.

          19. MULTIPLE COUNTERPARTS. This Plan of Merger may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Plan of Merger on September ___, 2003.

                                     ATNG, INC.



                                     By
                                       -----------------------------------------
                                         Robert C. Simpson, Ph.D., President


                                     ATNG OF NEVADA, INC.



                                     By
                                       -----------------------------------------
                                         Robert C. Simpson, Ph.D., President

ATTACHMENTS:
Exhibit A - Amended and Restated Articles of Incorporation of ATNG Inc. Exhibit B - Amended Bylaws of ATNG Inc.

                                    EXHIBIT A
                AMENDED AND RESTATED ARTICLES OF INCORPORATION OF
                                    ATNG INC.
                              A NEVADA CORPORATION



                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                              ATNG OF NEVADA, INC.


                                  ARTICLE ONE

         ATNG OF NEVADA,  INC. (the  "Company"),  pursuant to the  provisions of
Section 78.403 of the Nevada Revised Statutes (the "NRS"), adopts these restated Articles of Incorporation, which accurately copy the Articles of Incorporation and all amendments in effect to date. The Articles of Incorporation, as restated and amended by these restated Articles of Incorporation, are set forth below.

                                  ARTICLE TWO

         Each statement made by these restated Articles of Incorporation has been effected in conformity with the provisions of the NRS. These restated Articles of Incorporation and each amendment made by these restated Articles of Incorporation were adopted by the stockholders of the Company on September 6, 2003.

                                 ARTICLE THREE

         The number of shares of the common stock of the Company outstanding at the time of the adoption was _____; and the number of shares of the common stock entitled to vote on the amendments was _____. The number of shares of the preferred stock of the Company outstanding at the time of the adoption was none; and the number of shares of the preferred stock entitled to vote on the amendments was none.

                                  ARTICLE FOUR

         The number of shares of the common stock that voted for the amendments was _____. The number of shares of the preferred stock that voted for the amendments was none. Consequently; the amendments received a majority of the votes of the outstanding stock of each class of the stock of the Company entitled to vote thereon.

                                  ARTICLE FIVE

         The Articles of Incorporation and all amendments and supplements to them are superseded by the following restated Articles of Incorporation, which accurately copy the entire text as well as incorporate the amendments passed by the stockholders on September 6, 2003.

                                    ARTICLE I
                                      NAME

                 The name of the Company is ATNG of Nevada Inc.

                                  "ARTICLE II
                                    BUSINESS

     The purpose and nature of the business, objectives, or purposes to be transacted, promoted, or carried on by the Company shall be as follows:

     1. To engage in any lawful activity.

     2. To do all and everything necessary, suitable, and proper to accomplish the foregoing, and to engage in any and every activity and business enterprise which the Company's board of directors (the "Board of Directors") may, from time to time, deem reasonably necessary, providing the same shall not be inconsistent with the NRS.

                                  "ARTICLE III
                                  CAPITAL STOCK

     1. AUTHORIZED STOCK. The total number of shares of stock which the Company shall have authority to issue is 950,000,000, consisting of 900,000,000 shares of common stock, par value $0.001 per share (the "Common Stock"), and 50,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock").

     2. PREFERRED STOCK. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to create and provide for the issuance of shares of the Preferred Stock in series, and by filing a certificate pursuant to the applicable section of the NRS (the "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series and to fix the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

          (a) The designation of the series, which may be by distinguishing number, letter or title.

          (b) The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding).

          (c) Whether dividends, if any, shall be cumulative or noncumulative and the dividend rate of the series.

          (d) The dates at which dividends, if any, shall be payable.

          (e) The redemption rights and price or prices, if any, for shares of the series.

          (f) The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series.

          (g) The amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

          (h) Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Company or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

          (i) Restrictions on the issuance of shares of the same series or of any other class or series.

          (j) The voting rights, if any, of the holders of shares of the series.

          (k) Such other powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof as the Board of Directors shall determine.

     3. COMMON STOCK. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Each share of the Common Stock shall be equal to each other share of the Common Stock. The holders of shares of the Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.

     4. VOTING RIGHTS. Except as may be provided in these Articles of Incorporation or in a Preferred Stock Designation, or as may be required by applicable law, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of shares of the Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote. At each election for directors, every stockholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. It is expressly prohibited for any stockholder to cumulate his votes in any election of directors.

     DENIAL OF PREEMPTIVE RIGHTS. No stockholder of the Company shall, by reason of his holding shares of any class, have any preemptive or preferential right to purchase or subscribe to any shares of any class of the Company, now or hereafter to be authorized, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares, or such notes, debentures, bonds or other securities would adversely affect dividend or voting rights of such stockholder, other than such rights, if any, as the Board of Directors in its discretion may fix; and the Board of Directors may issue shares of any class of the Company, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, without offering any such shares of any class, either in whole or in part, to the existing stockholders of any class.

                                  "ARTICLE IV
                              ELECTION OF DIRECTORS

     1. NUMBER. The number of directors constituting the initial Board of Directors is one. The name and address of the person who is to serve as the director until the first annual meeting of the stock holders, or until his successor has been elected and qualified is:

              NAME                                    ADDRESS
              ----                                    -------
    Robert C. Simpson, Ph.D.                 1549 Leroy Street, Suite D-200
                                               Fenton, Michigan 48430

     The business and affairs of the Company shall be conducted and managed by, or under the direction of, the Board of Directors. The total number of directors constituting the entire Board of Directors shall be fixed and may be altered from time to time by or pursuant to a resolution passed by the Board of Directors.

     2. VACANCIES. Except as otherwise provided for herein, newly created directorships resulting from any increase in the authorized number of directors, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause, may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the newly created directorship or for the directorship in which the vacancy occurred, and until such director's successor shall have been duly elected and qualified, subject to his earlier death, disqualification, resignation or removal. Subject to the provisions of these Articles of Incorporation, no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     3.  REMOVAL OF  DIRECTORS.  Except as otherwise  provided in any  Preferred
Stock Designation, any director may be removed from office only by the affirmative vote of the holders of a majority or more of the combined voting power of the then outstanding shares of capital stock of the Company entitled to vote at a meeting of stockholders called for that purpose, voting together as a single class.

                                   "ARTICLE V
                            MEETINGS OF STOCKHOLDERS

     Meetings of stockholders of the Company (the "Stockholder Meetings") may be held within or without the State of Nevada, as the Bylaws of the Company (the "Bylaws") may provide. Special Stockholder Meetings may be called only by (a) the President, (b) the holders of at least 10 percent of all of the shares entitled to vote at the proposed special meeting, or (c) the Board of Directors pursuant to a duly adopted resolution. Special Stockholder Meetings may not be called by any other person or persons or in any other manner. Elections of directors need not be by written ballot unless the Bylaws shall so provide.

                                  "ARTICLE VI
                               STOCKHOLDER CONSENT

     No action that is required or permitted to be taken by the stockholders of the Company at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the Board of Directors.
                                      -5-

                                  "ARTICLE VII
                             LIMITATION OF LIABILITY

     Except as otherwise provided in the NRS, a director or officer of the Company shall not be personally liable to the Company or its stockholders for damages as a result of any act or failure to act in his capacity as a director or officer; provided, however, that this Article shall not eliminate or limit the liability of a director or officer (a) if it is proven that his act or failure to act constituted a breach of his fiduciary duties and such breach involved intentional misconduct, fraud or a knowing violation of law, or (b) under Section 78.300 of the NRS.

     If the NRS is amended after the date of filing of these Articles of Incorporation to authorize corporate action further limiting or eliminating the personal liability of a director, then the liability of the directors of the Company shall be limited or eliminated to the fullest extent permitted by the NRS, as so amended, or a similar successor provision. Any repeal or modification of this Article by the stockholders of the Company or otherwise shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

                                 "ARTICLE VIII
                                 INDEMNIFICATION

     1. DISCRETIONARY INDEMNIFICATION. (a) The Company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the Company, by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he: (i) is not liable pursuant to Section 78.138 of the NRS; or (ii) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of NOLO CONTENDERE or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to Section 78.138 of the NRS or did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, or that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

     (b) The Company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he: (i) is not liable pursuant to Section 78.138 of the NRS; or (ii) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Company or for amounts paid in settlement to the Company, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the courts deem proper.

     2. DETERMINATION OF DISCRETIONARY INDEMNIFICATION. Any discretionary indemnification pursuant to Section 1 of this Article IX, unless ordered by a court or advanced pursuant to this Section 2, may be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

     (a) By the stockholders;

     (b) By the Board of Directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding;

          (c) If a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or

          (d) If a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

     The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Company as they are incurred in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Company.

     3. MANDATORY INDEMNIFICATION. To the extent that a director, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 of this
Article IX, or in defense of any claim, issue or matter therein, the Company shall indemnify him against expenses, including attorneys' fees actually and reasonably incurred by him in connection with the defense.

     4.  NON-EXCLUSIVITY.   The  indemnification  and  advancement  of  expenses
authorized in or ordered by a court pursuant to this Article IX:

          (a) Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to Section 1 of this Article IX, or for the advancement of expenses made pursuant to Section 2 of this Article IX may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

          (b) Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of any such person.

     5. INSURANCE. The Company may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the Company has the authority to indemnify him against such liability expenses.

                                  "ARTICLE IX
                        AMENDMENT OF CORPORATE DOCUMENTS

     1. ARTICLES OF INCORPORATION. Whenever any vote of the holders of voting shares of the capital stock of the Company is required by law to amend, alter, repeal or rescind any provision of these Articles of Incorporation, such alteration, amendment, repeal or rescission of any provision of these Articles of Incorporation must be approved by the Board of Directors and by the affirmative vote of the holders of at least a majority of the combined voting power of the then outstanding voting shares of capital stock of the Company, voting together as a single class.

     Subject to the provisions hereof, the Company reserves the right at any time, and from time to time, to amend, alter, repeal or rescind any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by law, and other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to these Articles of Incorporation in their present form or as hereafter amended are granted subject to the rights reserved in this Article.

     2. BYLAWS. In addition to any affirmative vote required by law, any change of the Bylaws may be adopted either (a) by the affirmative vote of the Board of Directors, or (b) by the stockholders by the affirmative vote of the holders of at least a majority of the combined voting power of the then outstanding voting shares of capital stock of the Company, voting together as a single class.

                                   "ARTICLE X
                 APPLICATION OF NRS 78.411 TO 78.444, INCLUSIVE

     These Articles of Incorporation expressly provide that the Company shall not be governed by NRS 78.411 to 78.444, inclusive.

                                  "ARTICLE XI
                                    EXISTENCE

                  The Company is to have perpetual existence."

     IN WITNESS HEREOF, the undersigned has hereunto set his hand this 6 day of September, 2003.

                                    ATNG OF NEVADA, INC.



                                    By
                                      ------------------------------------------
                                        Robert C. Simpson, Ph.D., President


    s                                  -10-

                                    EXHIBIT B
                                AMENDED BYLAWS OF
                                   ATNG INC.,
                              A NEVADA CORPORATION



                                AMENDE BYLAWS OF
                                    ATNG INC.


ARTICLE I
                                     OFFICES

     1.1. RESIDENT OFFICE. The resident office of ATNG Inc. (the "Company") required by Section 78.035 of the Nevada Revised Statutes or any successor statute (the "NRS") to be maintained in the State of Nevada shall be the resident office named in the Articles of Incorporation of the Company, as they may be amended or restated from time to time in accordance with the NRS (the "Articles of Incorporation").

     1.2. OTHER OFFICES. The Company may also have offices at such other places both within and without the State of Nevada as the Board of Directors of the Company (the "Board of Directors") may determine from time to time or as the business of the Company may require.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

     2.1. PLACE OF MEETINGS. Meetings of the Company's stockholders shall be held at such place within or without the State of Nevada as may be designated by the Board of Directors or the officer calling the meeting, or, in the absence of such designation, at the principal office of the Company.

     2.2. ANNUAL MEETING. An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire or to fill vacancies and for the transaction of such other business as may properly come before the meeting, shall be held on such date and at such time as the Board of Directors shall fix and set forth in the notice of the meeting, which date shall be within 13 months subsequent to the last annual meeting of stockholders. At the annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the annual meeting as set forth in Paragraph 2.8 hereof. Failure to hold the annual meeting at the designated time shall not work a dissolution of the Company.

     2.3. SPECIAL MEETINGS. Subject to the rights of the holders of any series of the Company's preferred stock, par value $0.001 per share (the "Preferred Stock"), as designated in any resolutions adopted by the Board of Directors and filed with the State of Nevada (a "Preferred Stock Designation"), special meetings of the stockholders may be called at any time by those persons set forth in the Articles of Incorporation. Upon written request of any person or persons who have duly called a special meeting, it shall be the duty of the Secretary to fix the date of the meeting to be held not less than 10 nor more than 60 days after the receipt of the request and to give due notice thereof, as required by the NRS. If the Secretary shall neglect or refuse to fix the date of the meeting and give notice thereof, the person or persons calling the meeting may do so.

     2.4. NOTICE OF MEETING. Written or printed notice of all meetings, stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board or Secretary, to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered to a stockholder when deposited in the United States mail addressed to such stockholder at such stockholder's address as it appears on the stock transfer records of the Company, with postage thereon prepaid.

     2.5. REGISTERED HOLDERS OF SHARES; CLOSING OF SHARE TRANSFER RECORDS; AND RECORD DATE.

         (a) REGISTERED HOLDERS AS OWNERS. Unless otherwise provided under the NRS, the Company may regard the person in whose name any shares are registered in the stock transfer records of the Company at any particular time (including, without limitation, as of a record date fixed pursuant to subparagraph (b) of this Paragraph 2.5) as the owner of such shares at that time for purposes of voting, receiving distributions thereon or notices in respect thereof, transferring such shares, exercising rights of dissent with respect to such shares, entering into agreements with respect to such shares, or giving proxies with respect to such shares; and neither the Company nor any of its officers, directors, employees or agents shall be liable for regarding that person as the owner of such shares at that time for those purposes, regardless of whether that person possesses a certificate for such shares.

         (b) RECORD DATE. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive a distribution by the Company (other than a distribution involving a purchase or redemption by the Company of any of its own shares) or a share dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than 60 days and not less than 10 days, prior to the date on which the particular action requiring such determination of stockholders is to be taken. The Board of Directors shall not close the books of the Company against transfers of shares during the whole or any part of such period.

         If the Board of Directors does not fix a record date for any meeting of the stockholders, the record date for determining stockholders entitled to notice of or to vote at such meeting shall be at the close of business on the day next preceding the day on which notice is given, or, if in accordance with Paragraph 7.3 of these Bylaws notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

     2.6. QUORUM OF STOCKHOLDERS; ADJOURNMENT. Unless otherwise provided in the Articles of Incorporation, a majority of the outstanding shares of capital stock of the Company entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of the stockholders, and the stockholders present at any duly convened meeting may continue to do business until adjournment notwithstanding any withdrawal from the meeting of holders of shares counted in determining the existence of a quorum. Unless otherwise provided in the Articles of Incorporation or these Bylaws, any meeting of the stockholders may be adjourned from time to time by the chairman of the meeting or the holders of a majority of the issued and outstanding stock, present in person or represented by proxy, whether or not a quorum is present, without notice other than by announcement at the meeting at which such adjournment is taken, and at any such adjourned meeting at which a quorum shall be present any action may be taken that could have been taken at the meeting originally called; PROVIDED that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

     2.7. VOTING BY STOCKHOLDERS.

          (a) VOTING ON MATTERS OTHER THAN THE ELECTION OF DIRECTORS. With respect to any matters as to which no other voting requirement is specified by the NRS, the Articles of Incorporation or these Bylaws, and, subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances, the affirmative vote required for stockholder action shall be that of a majority of the shares present in person or represented by proxy at the meeting (as counted for purposes of determining the existence of a quorum at the meeting). In the case of a matter submitted for a vote of the stockholders as to which a stockholder approval requirement is applicable under the stockholder approval policy of any stock exchange or quotation system on which the capital stock of the Company is traded or quoted, the requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any provision of the Internal Revenue Code, in each case for which no higher voting requirement is specified by the NRS, the Articles of Incorporation or these Bylaws, the vote required for approval shall be the requisite vote specified in such stockholder approval policy, the Exchange Act or Internal Revenue Code provision, as the case may be (or the highest such requirement if more than one is applicable).

          (b) VOTING IN THE ELECTION OF DIRECTORS. Unless otherwise provided in the Articles of Incorporation or these Bylaws in accordance with the NRS, directors shall be elected by a plurality of the votes cast by the holders of outstanding shares of capital stock of the Company entitled to vote in the election of directors at a meeting of stockholders at which a quorum is present.

          (c) CONSENTS IN LIEU OF MEETING. Pursuant to the Articles of Incorporation, no action that is required or permitted to be taken by the stockholders of the Company at any annual or special meeting of stockholders may be effected by the written consent of stockholders in lieu of a meeting, unless the action to be effected by the written consent of stockholders and the taking of such action by written consent have been expressly approved in advance by the Board of Directors.

          (d) OTHER. The Board of Directors, in its discretion, or the officer of the Company presiding at a meeting of stockholders of the Company, in his discretion, may require that any votes cast at such meeting shall be cast by written ballot.

     2.8. BUSINESS TO BE CONDUCTED AT ANNUAL OR SPECIAL STOCKHOLDER MEETINGS. At any annual or special meeting of stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been disclosed in the notice delivered to the stockholders with respect to such meeting.

     2.9. PROXIES. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him by proxy. Proxies for use at any meeting of stockholders shall be filed with the Secretary, or such other officer as the Board of Directors may from time to time determine by resolution, before or at the time of the meeting. All proxies shall be received and taken charge of and all ballots shall be received and canvassed by the secretary of the meeting who shall decide all questions relating to the qualification of voters, the validity of the proxies, and the acceptance or rejection of votes, unless an inspector or inspectors shall have been appointed by the chairman of the meeting, in which event such inspector or inspectors shall decide all such questions.

     2.10. APPROVAL OR RATIFICATION OF ACTS OR CONTRACTS BY STOCKHOLDERS. The Board of Directors in its discretion may submit any act or contract for approval or ratification at any annual meeting of the stockholders, or at any special meeting of the stockholders called for the purpose of considering any such act or contract, and any act or contract that shall be approved or be ratified by the vote of the stockholders holding a majority of the issued and outstanding shares of stock of the Company entitled to vote and present in person or by proxy at such meeting (provided that a quorum is present), shall be as valid and as binding upon the Company and upon all the stockholders as if it has been approved or ratified by every stockholder of the Company.

     2.11. INSPECTORS OF ELECTION. The Company shall, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Company, to act at the meeting or any adjournment thereof and to make a written report thereof. The Company may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector so appointed or designated is able to act at a meeting of stockholders, the chairman or the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his ability.

     The inspector or inspectors so appointed or designated shall: (a) ascertain the number of shares of capital stock of the Company outstanding and the voting power of each such share; (b) determine the shares of capital stock of the Company represented at the meeting and the validity of proxies and ballots; (c) count all votes and ballots; (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and (e) certify their determination of the number of shares of the capital stock of the Company represented at the meeting and such inspectors' count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Company, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

                                  ARTICLE III
                                    DIRECTORS

     3.1. POWERS, NUMBER, CLASSIFICATION AND TENURE.

          (a) The powers of the Company shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the direction of, the Board of Directors. Each director shall hold office for the full term for which such director is elected and until such director's successor shall have been duly elected and qualified or until his earlier death or resignation or removal in accordance with the Articles of Incorporation or these Bylaws.

          (b) Within the limits specified in the Articles of Incorporation, and subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances, the number of directors that shall constitute the whole Board of Directors shall be fixed by, and may be increased or decreased from time to time by, the affirmative vote of a majority of the members at any time constituting the Board of Directors. Except as provided in the Articles of Incorporation, and subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified or until his earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     3.2. QUALIFICATIONS. Directors need not be residents of the State of Nevada or stockholders of the Company.

     3.3. PLACE OF MEETING; ORDER OF BUSINESS. Except as otherwise provided by law, meetings of the Board of Directors, regular or special, may be held either within or without the State of Nevada, at whatever place is specified by the person or persons calling the meeting. In the absence of specific designation, the meetings shall be held at the principal office of the Company. At all meetings of the Board of Directors, business shall be transacted in such order as shall from time to time be determined by the Chairman of the Board, or in his absence by the President, or by resolution of the Board of Directors.

     3.4. REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held, in each case, at such hour and on such day as may be fixed by resolution of the Board of Directors, without further notice of such meetings. The time or place of holding regular meetings of the Board of Directors may be changed by the Chairman of the Board by giving written notice thereof as provided in Paragraph 3.6 hereof.

     3.5. SPECIAL MEETINGS. Special meetings of the Board of Directors shall be held, whenever called by the Chairman of the Board or by resolution adopted by the Board of Directors, in each case, at such hour and on such day as may be stated in the notice of the meeting.

     3.6. ATTENDANCE AT AND NOTICE OF MEETINGS. Written notice of the time and place of, and general nature of the business to be transacted at, all special meetings of the Board of Directors, and written notice of any change in the time or place of holding the regular meetings of the Board of Directors, shall be given to each director personally or by mail or by telegraph, telecopier or similar communication at least one day before the day of the meeting; PROVIDED, HOWEVER, that notice of any meeting need not be given to any director if waived by him in writing, or if he shall be present at such meeting. Participation in a meeting of the Board of Directors shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     3.7. QUORUM OF AND ACTION BY DIRECTORS. A majority of the directors in office shall constitute a quorum of the Board of Directors for the transaction of business; but a lesser number may adjourn from day to day until a quorum is present. Except as otherwise provided by law or in these Bylaws, all questions shall be decided by the vote of a majority of the directors present at a meeting at which a quorum is present.

     3.8. BOARD AND COMMITTEE ACTION WITHOUT A MEETING. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the Board of Directors or such committee, as the case may be, and shall be filed with the Secretary.

     3.9. BOARD AND COMMITTEE TELEPHONE MEETINGS. Subject to the provisions required or permitted by the NRS for notice of meetings, unless otherwise restricted by the Articles of Incorporation or these Bylaws, members of the Board of Directors, or members of any committee designated by the Board of Directors, may participate in and hold a meeting of such Board of Directors or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Paragraph 3.9 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     3.10. COMPENSATION. Directors shall receive such compensation for their services as shall be determined by the Board of Directors.

     3.11. REMOVAL. Directors may be removed from office in the matter set forth in the Articles of Incorporation, subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances.

     3.12. COMMITTEES OF THE BOARD OF DIRECTORS.

          (a) The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members one or more committees (in addition to those listed below), each of which shall be comprised of one or more of its members, and may designate one or more of its members as alternate members of any committee, who may, subject to any limitations by the Board of Directors, replace absent or disqualified members at any meeting of that committee. Any such committee, to the extent provided in such resolution or in the Articles of Incorporation or these Bylaws, shall have and may exercise all of the authority of the Board of Directors to the extent permitted by the NRS, including, without limitation, the power and authority to declare a dividend, to authorize the issuance of stock or to adopt a plan of merger pursuant to Section 78.125 of the NRS. Any such committee may authorize the seal of the Company to be affixed to all papers which may require it. In addition to the above, such committee or committees shall have such other powers and limitations of authority as may be determined from time to time by resolution adopted by the Board of Directors.

          (b) The Board of Directors shall have the power at any time to change the membership of any such committee and to fill vacancies in it. A majority of the number of members of any such committee shall constitute a quorum for the transaction of business unless a greater number is required by a resolution adopted by the Board of Directors. The act of the majority of the members of a committee present at any meeting at which a quorum is present shall be the act of such committee, unless the act of a greater number is required by a resolution adopted by the Board of Directors. Each such committee may elect a chairman and appoint such subcommittees and assistants as it may deem necessary. Except as otherwise provided by the Board of Directors, meetings of any committee shall be conducted in accordance with Paragraphs 3.4, 3.5, 3.6, 3.7, 3.8, 3.9 and 7.3 hereof. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member. Any member of any such committee elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of a member of a committee shall not of itself create contract rights.

          (c) Any action taken by any committee of the Board of Directors shall promptly be recorded in the minutes and filed with the Secretary.

          (d) Notwithstanding anything herein contained to the contrary, the composition and powers of any committee of the Board of Directors are expressly subject to the requirements of any stock exchange or quotation system on which the capital stock of the Company is traded or quoted, or the Exchange Act.

          (e) EXECUTIVE COMMITTEE. The Board of Directors may create an Executive Committee of the Board of Directors, which committee shall have and may exercise all the powers and authority of the Board of Directors between regular or special meetings of the Board of Directors in the management of the business and affairs of the Company, except to the extent limited by Nevada law. Without limiting the generality of the foregoing, the Executive Committee shall have the power and authority to (i) declare dividends on any class of capital stock of the Company, (ii) authorize the issuance of capital stock of the Company, (iii) adopt plans of merger, and (iv) in reference to amending the Articles of Incorporation, to the extent authorized in the resolution or resolutions providing for the issuance of shares of capital stock adopted by the Board of Directors, fix the designations and any of the preferences or rights of such shares relating to dividends, redemptions, dissolution, any distribution of assets of the Company or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Company or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series.

          (f) AUDIT COMMITTEE. The Board of Directors may create an Audit Committee of the Board of Directors whose members shall consist solely of directors  who are not  employees  or  affiliates  of the  Company  and  have no relationship with the Company that would, in the judgment of the Board of Directors, interfere with their exercise of independent judgment as a member of such committee. The Audit Committee shall have and may exercise the power and authority to recommend to the Board of Directors the accounting firm to be selected by the Board of Directors or to be recommended by it for stockholder approval, as independent auditor of the financial statements of the Company and its subsidiaries, and to act on behalf of the Board of Directors in meeting and reviewing with the independent auditors, the chief accounting officer, the chief internal auditor, if any, and the appropriate corporate officers, matters relating to corporate financial reporting and accounting procedures and policies, adequacy of financial, accounting and operating controls and the scope of the respective audits of the independent auditors and the internal auditor, if any. The Audit Committee shall also review the results of such audits with the respective auditors and shall report the results of those reviews to the Board of Directors. The Audit Committee shall submit to the Board of Directors any recommendations it may have from time to time with respect to financial reporting and accounting practices and policies and financial, accounting and operational controls and safeguards. The Audit Committee may submit to the Compensation Committee any recommendations it may have with respect to the compensation of the chief accounting officer and the chief internal auditor, if any. The Board of Directors shall, by resolution adopted by a majority of the Board of Directors, designate not less than two of its qualifying members from time to time to constitute members of the Audit Committee.

          (g) NOMINATING COMMITTEE. The Board of Directors may create a Nominating Committee of the Board of Directors, which committee shall have and may exercise the power and authority to recommend to the Board of Directors prior to each annual meeting of the stockholders of the Company: (i) the appropriate size and composition of the Board of Directors; and (ii) nominees:
(1) for election to the Board of Directors for whom the Company should solicit proxies; (2) to serve as proxies in connection with the annual stockholders' meeting; and (3) for election to all committees of the Board of Directors other than the Nominating Committee. The Board of Directors shall, by resolution adopted by a majority of the Board, designate one or more of its members from time to time to constitute members of the Nominating Committee.

          (h) COMPENSATION COMMITTEE. The Board of Directors may create a Compensation Committee of the Board of Directors, whose members shall consist solely of directors who are not employees or affiliates of the Company and have no relationship with the Company that would, in the judgment of the Board of

Directors, interfere with their exercise of independent judgment as a member of such committee. The Compensation Committee shall have and may exercise all the power and authority to (i) establish a general compensation policy for the officers and employees of the Company, including to establish and at least annually review officers' salaries and levels of officers' participation in the benefit plans of the Company, (ii) prepare any reports that may be required by the regulations of the Securities and Exchange Commission or otherwise relating to officer compensation, (iii) approve any increases in directors' fees, and
(iv) exercise all other powers of the Board of Directors with respect to matters involving the compensation of employees and the employee benefits of the Company as shall be delegated by the Board of Directors to the Compensation Committee from time to time. Without limiting the generality of the foregoing, the Compensation Committee shall have the power and authority to authorize the issuance of capital stock of the Company pursuant to any compensation or benefit plan or arrangement adopted or entered into by the Company. The Board of Directors shall, by resolution adopted by a majority of the Board, designate two or more of its qualifying members from time to time to constitute members of the Compensation Committee.

                                   ARTICLE IV
                                    OFFICERS

     4.1. DESIGNATION. The officers of the Company shall consist of a Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Secretary, Chief Financial Officer, Treasurer, Controller and such Executive, Senior or other Vice Presidents, Assistant Secretaries, Assistant Treasurers, Assistant Controllers and other officers as may be elected or appointed by the Board of Directors from time to time. Any number of offices may be held by the same person.

     4.2. CHAIRMAN OF THE BOARD. The Chairman of the Board shall be the Chief Executive Officer of the Company and shall preside at all meetings of the stockholders and of the Board of Directors. Except where by law the signature of the President is required, the Chairman of the Board shall possess the same power as the President to sign all contracts, certificates and other instruments of the Company which may be authorized by the Board of Directors. The Chairman of the Board shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors. In the absence or incapacity to act of the President, the Chairman of the Board shall serve as acting President, and when so acting, shall have all the powers of and be subject to the restrictions of such office.

     4.3. PRESIDENT. The President shall be the Chief Operating Officer of the Company and shall have general supervision and control of the business, affairs and properties of the Company and its general officers, and shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall have the power to appoint and remove all subordinate officers, agents and employees, except those elected or appointed by the Board of Directors, and shall execute all bonds, mortgages, contracts and other instruments of the Company requiring a seal, under the seal of the Company, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Company may sign and execute documents when so authorized by these Bylaws, the Board of Directors or the President. The President shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors. In the incapacity to act of the Chairman of the Board, the President shall serve as acting Chairman of the Board, and when so acting, shall have all the powers of and be subject to the restrictions of such office.

     4.4. CHIEF OPERATING OFFICER. As the Chief Operating Officer, the President shall have general charge and supervision of the day to day operations of the Company (subject to the direction of the Board of Directors), and, in general, shall perform such other duties as are incident to the office of a chief operating officer of a corporation, including those duties customarily performed by persons occupying such office, and shall perform such other duties as, from time to time, may be assigned to him by the Board of Directors.

     4.5. VICE PRESIDENT. The Board of Directors may appoint such Vice Presidents as may be recommended by the President or as the directors deem necessary or appropriate. Vice Presidents may be designated as Senior Vice Presidents, Executive Vice Presidents or some other designation as the Board of

Directors deems appropriate (each a "Vice President"). Each Vice President shall perform such duties as the Board of Directors may from time to time prescribe and have such other powers as the President may from time to time prescribe.

     4.6. CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall be the chief accounting officer of the Company and shall have general charge and supervision of the day to day financial operations of the Company (subject to the direction of the Board of Directors), and, in general, shall perform such other duties as are incident to the office of a chief financial officer of a corporation, including those duties customarily performed by persons occupying such office, and shall perform such other duties as, from time to time, may be assigned to him by the Board of Directors or the Audit Committee.

     4.7. SECRETARY. The Secretary shall attend the meetings of the Board of Directors and all meetings of stockholders and record the proceedings thereof in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the President, under whose supervision he shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then the Chairman of the Board may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Company and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Company and to attest the affixing by his signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

     4.8. TREASURER. The Treasurer shall have the custody of the Company's funds and securities and shall keep full and accurate accounts of receipt and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Chief Financial Officer or the Board of Directors. The Treasurer shall disburse the funds of the Company as may be ordered by the Chief Financial Officer or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chairman of the Board and the Board of Directors, at its regular meeting, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the liquidity of the Company. If required by the Board of Directors, the Treasurer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Company, in case of his death, resignation, retirement or removal from office, of all books papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Company.

     4.9. CONTROLLER. The Controller, if there is one, shall maintain records of all assets, liabilities, and transactions of the Company and shall be responsible for the design, installation and maintenance of accounting and cost control systems and procedures for the Company and shall perform such other duties and have such other powers as from time to time may be assigned to him by the Chief Financial Officer, Board of Directors or the Audit Committee.

     4.10. ASSISTANT SECRETARIES. Except as may be otherwise provided in these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, or the Secretary, and in the absence of the Secretary or in the event of his disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

     4.11. ASSISTANT TREASURERS. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President or the Treasurer, and in the absence of the Treasurer or in the event of his disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer.

If required by the Board of Directors, an Assistant Treasurer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Company, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Company.

     4.12. ASSISTANT CONTROLLERS. Except as may be otherwise provided in these Bylaws, Assistant Controllers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, or the Controller, and in the absence of the Controller or in the event of his disability or refusal to act, shall perform the duties of the Controller, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Controller.

     4.13. OTHER OFFICERS. Such other officers as the Board of Directors may choose shall perform such duties and have such powers, subordinate to those powers specifically delegated to certain officers in these Bylaws, as from time to time may be assigned to them by the Board of Directors. The President of the Company shall have the power to choose such other officers and to prescribe their respective duties and powers, subject to control by the Board of Directors.

     4.14. VACANCIES. Whenever any vacancies shall occur in any office by death, resignation, increase in the number of offices of the Company, or otherwise, the same shall be filled by the Board of Directors (or the President, in accordance with Paragraph 4.3 of these Bylaws, subject to control by the Board of Directors), and the officer so appointed shall hold office until such officer's successor is elected or appointed in accordance with these Bylaws or until his earlier death, resignation or removal.

     4.15. REMOVAL. Any officer or agent of the Company may be removed by the Board of Directors whenever in its judgment the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

     4.16. ACTION WITH RESPECT TO SECURITIES OF OTHER CORPORATIONS. Unless otherwise directed by the Board of Directors, the Chairman of the Board, the President, any Vice President and the Treasurer of the Company shall each have power to vote and otherwise act on behalf of the Company, in person or by proxy, at any meeting of security holders of or with respect to any action of security holders of any other corporation in which the Company may hold securities and otherwise to exercise any and all rights and powers which the Company may possess by reason of its ownership of securities in such other corporation.

                                   ARTICLE V
                                  CAPITAL STOCK

     5.1. CERTIFICATES FOR SHARES. The certificates for shares of the capital stock of the Company shall be in such form as may be approved by the Board of Directors from time to time. The Company shall deliver one or more certificates to each of the Company's stockholders, which shall represent the number of shares to which such stockholder is entitled. Certificates shall be signed by the Chairman of the Board, the President or a Vice President and either the Secretary or an Assistant Secretary, and may bear the seal of the Company or a facsimile thereof. The signatures of such officers upon a certificate may be facsimiles. The stock record books and the blank stock certificates shall be kept by the Secretary, or at the office of such transfer agent or transfer agents as the Board of Directors may from time to time by resolution determine. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Company with the same effect as if such person were such officer at the date of its issuance.

     5.2. MULTIPLE CLASSES OF STOCK. As the Company is authorized to issue more than one class of capital stock and more than one series of preferred stock, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of each of the certificates the Company issues to represent such class or series of stock; provided that, to the extent allowed by law, in lieu of such statement, the face or back of such certificates may state that the Company will furnish a copy of such statement without charge to each requesting stockholder.

     5.3. TRANSFER OF SHARES. The shares of stock of the Company shall be transferable only on the books of the Company by the holders thereof in person or by their duly authorized attorneys or legal representatives upon surrender and cancellation of certificates for a like number of shares.

     5.4. OWNERSHIP OF SHARES. As the Company is entitled to treat the holder of record of any share or shares of capital stock as the holder in fact thereof under Paragraph 2.5 hereof, the Company shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Nevada.

     5.5. REGULATIONS REGARDING CERTIFICATES. The Board of Directors shall have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration or the replacement of certificates for shares of capital stock of the Company.

     5.6. LOST OR DESTROYED CERTIFICATES. The Board of Directors may determine the conditions upon which a new certificate representing shares of the capital stock of the Company may be issued in place of a certificate which is alleged to have been lost, stolen or destroyed; and may, in its discretion, require the owner of such certificate or his legal representative to give bond, with sufficient surety, to indemnify the Company and each transfer agent and registrar against any and all losses or claims that may arise by reason of the issue of a new certificate in the place of the one so lost, stolen or destroyed.

                                   ARTICLE VI
                                 INDEMNIFICATION

     6.1.  GENERAL.  The  Company  shall  indemnify  its  directors,   officers,
employees, agents and others as provided in the Articles of Incorporation.

     6.2. REQUEST FOR INDEMNIFICATION. A party requesting indemnification (the "Indemnitee") shall submit notice of such request in writing to the Secretary of the Company. Such notice of request for indemnification shall contain sufficient information to reasonably inform the Company about the nature and extent of the indemnification or advance sought by the Indemnitee. The Secretary shall promptly advise the Board of Directors of any such request.

     6.3.  EXTENSION  OF  RIGHTS.  No  amendment,  alteration  or repeal of this
Article VI or any provision hereof shall be effective as to any Indemnitee for acts, events and circumstances that occurred, in whole or in part, before such amendment, alteration or repeal. The provisions of this Article VI shall continue as to an Indemnitee whose Corporate Status has ceased for any reason and shall inure to the benefit of his heirs, executors and administrators. Neither the provisions of this Article VI nor those of any agreement to which the Company is a party shall be deemed to preclude the indemnification of any person who is not specified in this Article VI as having the right to receive indemnification or is not a party to any such agreement, but whom the Company has the power or obligation to indemnify under the provisions of the NRS.

     6.4. INSURANCE AND SUBROGATION. The Company shall not be liable under the Articles of Incorporation or this Article VI to make any payment of amounts otherwise indemnifiable hereunder if, but only to the extent that, the Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise. In the event of any payment hereunder, the Company shall be subrogated to the extent of such payment to all the rights of recovery of the Indemnitee, who shall execute all papers required and take all action reasonably requested by the Company to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

     6.5. SEVERABILITY. If any provision or provisions of this Article VI shall be held to be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby; and, to the fullest extent possible, the provisions of this Article VI shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

     6.6. NOTICES. Promptly after receipt by the Indemnitee of notice of the commencement of any action, suit or proceeding, the Indemnitee shall, if he anticipates or contemplates making a claim for expenses or an advance pursuant to the terms of the Articles of Incorporation and this Article VI, notify the Company of the commencement of such action, suit or proceeding; PROVIDED, HOWEVER, that any delay in so notifying the Company shall not constitute a waiver or release by the Indemnitee of rights hereunder and that any omission by the Indemnitee to so notify the Company shall not relieve the Company from any liability that it may have to the Indemnitee otherwise than under the Articles of Incorporation or this Article VI. Any communication required or permitted to the Company shall be addressed to the Secretary and any such communication to the Indemnitee shall be addressed to the Indemnitee's address as shown on the Company's records unless he specifies otherwise and shall be personally delivered or delivered by overnight mail delivery. Any such notice shall be effective upon receipt.

     6.7. CONTRACTUAL RIGHTS. The right to be indemnified or to the advancement or reimbursement of expenses (a) is a contract right based upon good and valuable consideration, pursuant to which the Indemnitee may sue as if these provisions were set forth in a separate written contract between the Indemnitee and the Company, (b) is and is intended to be retroactive and shall be available as to events occurring prior to the adoption of these provisions, and (c) shall continue after any rescission or restrictive modification of such provisions as to events occurring prior thereto.

                                  ARTICLE VII
                            MISCELLANEOUS PROVISIONS

     7.1. BYLAW AMENDMENTS. These Bylaws may be amended as provided in the Articles of Incorporation.

     7.2. BOOKS AND RECORDS. The Company shall keep books and records of account and shall keep minutes of the proceedings of its stockholders, its Board of Directors and each committee of its Board of Directors.

     7.3. NOTICES; WAIVER OF NOTICE. Whenever any notice is required to be given to any stockholder, director or committee member under the provisions of the NRS, the Articles of Incorporation or these Bylaws, said notice shall be deemed to be sufficient if given by deposit of the same in the United States mail, with postage paid thereon, addressed to the person entitled thereto at his address as it appears on the records of the Company, and such notice shall be deemed to have been given on the day of such mailing.

     Whenever any notice is required to be given to any stockholder, director or committee member under the provisions of the NRS, the Articles of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

     7.4. RESIGNATIONS. Any director or officer may resign at any time. Such resignations shall be made in writing and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the President or the Secretary. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

     7.5. SEAL. The seal of the Company shall be in such form as the Board of Directors may adopt.

     7.6. FISCAL YEAR. The fiscal year of the Company shall be determined by a resolution adopted by the Board of Directors.

     7.7.  FACSIMILE  SIGNATURES.  In addition to the  provisions for the use of
facsimile  signatures  elsewhere   specifically   authorized  in  these  Bylaws,
facsimile signatures of any director or officer of the Company may be used whenever and as authorized by the Board of Directors.

     7.8. RELIANCE UPON BOOKS, REPORTS AND RECORDS. Each director and each member of any committee designated by the Board of Directors shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or reports made to the Company by any of its officers, or by an independent certified public accountant, or by an appraiser selected with reasonable care by the Board of Directors or by any such committee, or in relying in good faith upon other records of the Company.

                                  ARTICLE VIII
                               ADOPTION OF BYLAWS

     8.1. ADOPTION. These Bylaws were adopted by the Board of Directors as of September ___, 2003.

                                  ATTACHMENT C
        CERTIFICATE OF DESIGNATION ESTABLISHING SERIES OF PREFERRED STOCK


                           CERTIFICATE OF DESIGNATION
                 ESTABLISHING SERIES A, B, AND C PREFERRED STOCK
                                  OF ATNG INC.

To the Secretary of State of the State of Nevada:

         Pursuant to the provisions of Section 78.1955 of the Nevada Revised Statutes, the undersigned corporation submits the following statement for the purpose of the establishment and designation of a series of shares of preferred stock and fixing and determining the relative rights and preferences thereof:

         A. The name of the corporation is ATNG INC. (the "Company").

         B. The following resolutions fixing and determining the relative rights and preferences of the Company's Series A, B, and C Preferred Stock were duly adopted by the Board of Directors of the Company on September ___, 2003:

         WHEREAS, the Company has the authority to issue 900,000,000 shares of common stock, par value $0.001 per share (the "Common Stock") and 50,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock"); and

         WHEREAS, the Company desires to designate series of the Preferred Stock to be known as "Series A Preferred Stock," "Series B Preferred Stock," and "Series C Preferred Stock;" and

         WHEREAS, the Series A Preferred Stock will consist of 20,000,000 shares, the Series B Preferred Stock will consist of 10,000,000 shares, and the Series C Preferred Stock will consist of 20,000,000 shares;

         NOW, THEREFORE, it is hereby resolved that the Company does hereby create the Series A, B, and C Preferred Stock which shall be composed of 50,000,000 shares of the Preferred Stock, and which Series A, B, and C Preferred Stock shall have the following relative rights and preferences:

         1. DIVIDENDS. Except as provided herein, the holders of outstanding shares of the Series A, B, and C Preferred Stock shall be entitled to receive cash, stock, or other property, as dividends when, as, and if declared by the Board of Directors of the Company. If shares of the Series A, B, and C Preferred Stock or the Common Stock are to be issued as a dividend, any such shares shall be issued at Market Value. "Market Value" for the Common Stock for the purposes of this Certificate of Designation shall mean the average of the bid and ask prices for the Common Stock for the five business days preceding the declaration of a dividend by the Board of Directors. "Market Value" with respect to any shares of the Series A, B, and C Preferred Stock shall be as determined by the Board of Directors, whose decision shall be final and binding on all parties.

         2. REDEMPTION RIGHTS. Subject to the applicable provisions of Nevada law, the Company, at the option of its directors, and with the consent of a majority of the stockholders of the Series A, B, and C Preferred Stock, may at any time or from time to time redeem the whole or any part of the outstanding Series A, B, and C Preferred Stock. Any such redemption shall be pro rata with respect to all of the holders of the Series A, B, and C Preferred Stock. Upon redemption, the Company shall pay for each share redeemed the amount of $0.001 per share, payable in cash, plus a premium to compensate the original purchaser(s) for the investment risk and cost of capital equal to the greater of
(a) $0.25 per share, or (b) an amount per share equal to 50 percent of the market capitalization of the Company on the date of notice of such redemption divided by the number of the shares of the Series A, B, and C Preferred Stock then issued and outstanding (the "Redemption Premium"), the redemption amount and the Redemption Premium hereinafter being referred to as the "Redemption Price." Such redemption shall be on an all-or-nothing basis.

         At least 30 days previous notice by mail, postage prepaid, shall be given to the holders of record of the Series A, B, and C Preferred Stock to be redeemed, such notice to be addressed to each such stockholder at the address of such holder appearing on the books of the Company or given by such holder to the Company for the purpose of notice, or if no such address appears or is given, at the place where the principal office of the Company is located. Such notice shall state the date fixed for redemption and the redemption price, and shall call upon the holder to surrender to the Company on said date at the place designated in the notice such holder's certificate or certificates representing the shares to be redeemed. On or after the date fixed for redemption and stated in such notice, each holder of Series A, B, and C Preferred Stock called for redemption shall surrender the certificate evidencing such shares to the Company at the place designated in such notice and shall thereupon be entitled to receive payment of the redemption price. If less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. If such notice of redemption shall have been duly given, and if on the date fixed for redemption funds necessary for the redemption shall be available therefor, notwithstanding that the certificates evidencing any Series A, B, and C Preferred Stock called for redemption shall not have been surrendered, the dividends with respect to the shares so called for redemption shall forthwith after such date cease and determine, except only the right of the holders to receive the redemption price without interest upon surrender of their certificates therefor.

         If, on or prior to any date fixed for redemption of Series A, B, and C Preferred Stock, the Company deposits, with any bank or trust company as a trust fund, a sum sufficient to redeem, on the date fixed for redemption thereof, the shares called for redemption, with irrevocable instructions and authority to the bank or trust company to give the notice of redemption thereof (or to complete the giving of such notice if theretofore commenced) and to pay, or deliver, on or after the date fixed for redemption or prior thereto, the redemption price of the shares to their respective holders upon the surrender of their share certificates, then from and after the date of the deposit (although prior to the date fixed for redemption), the shares so called shall be redeemed and any dividends on those shares shall cease to accrue after the date fixed for redemption. The deposit shall constitute full payment of the shares to their holders, and from and after the date of the deposit the shares shall no longer be outstanding and the holders thereof shall cease to be stockholders with respect to such shares, and shall have no rights with respect thereto except the right to receive from the bank or trust company payment of the redemption price of the shares without interest, upon the surrender of their certificates therefor. Any interest accrued on any funds so deposited shall be the property of, and paid to, the Company. If the holders of Series A, B, and C Preferred Stock so called for redemption shall not, at the end of six years from the date fixed for redemption thereof, have claimed any funds so deposited, such bank or trust company shall thereupon pay over to the Company such unclaimed funds, and such bank or trust company shall thereafter be relieved of all responsibility in respect thereof to such holders and such holders shall look only to the Company for payment of the redemption price.

         3. LIQUIDATION RIGHTS. Upon the dissolution, liquidation or winding up of the Company, whether voluntary or involuntary, the holders of the then outstanding shares of Series A, B, and C Preferred Stock shall be entitled to receive out of the assets of the Company the sum of $0.001 per share (the "Liquidation Rate") before any payment or distribution shall be made on the Common Stock, or any other class of capital stock of the Company ranking junior to the Series A, B, and C Preferred Stock.

                  (a) The sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property and assets of the Company shall be deemed a dissolution, liquidation or winding up of the Company for purposes of this Paragraph 3, but the merger, consolidation, or other combination of the Company into or with any other corporation, or the merger, consolidation, or other combination of any other corporation into or with the Company, shall not be deemed a dissolution, liquidation or winding up, voluntary or involuntary, for purposes of this Paragraph 3. As use herein, the "merger, consolidation, or other combination" shall include, without limitation, a forward or reverse triangular merger, or stock exchange of the Company and any of its subsidiaries with any other corporation.

                  (b) After the payment to the holders of shares of the Series A, B, and C Preferred Stock of the full preferential amounts fixed by this Paragraph 3 for shares of the Series A, B, and C Preferred Stock, the holders of the Series A, B, and C Preferred Stock as such shall have no right or claim to any of the remaining assets of the Company.

                  (c) In the event the assets of the Company available for distribution to the holders of the Series A, B, and C Preferred Stock upon dissolution, liquidation or winding up of the Company shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to this Paragraph 3, no distribution shall be made on account of any shares of a class or series of capital stock of the Company ranking on a parity with the shares of the Series A, B, and C Preferred Stock, if any, upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of the Series A, B, and C Preferred Stock, ratably, in proportion to the full distributive amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

         4. CONVERSION OF SERIES A PREFERRED STOCK. At any time, the holder of shares of the Series A Preferred Stock shall have the right, at such holder's option, to convert any number of shares of the Series A Preferred Stock into shares of the Common Stock. Such right to convert shall commence as of the date the shares of such Series A Preferred Stock are issued to such holder (the "Issue Date") and shall continue thereafter for a period of 10 years, such period ending on the 10th anniversary of the Issue Date. In the event that the holder of the Series A Preferred Stock elects to convert such shares into Common Stock, the holder shall have 60 days from the date of such notice in which to tender his shares of Series A Preferred Stock to the Company. Any such conversion shall be upon the other following terms and conditions:

                  (a) CONVERSION RIGHT. Subject to adjustment as provided herein, each share of the Series A Preferred Stock shall be convertible into 10 fully paid and nonassessable shares of the Common Stock (the "Conversion Rate").

                  (b) ADJUSTMENT OF CONVERSION RATE FOR DILUTION AND OTHER EVENTS. In order to prevent dilution of the rights granted to the holders of shares of the Series A Preferred Stock, the Conversion Rate will be subject to adjustment from time to time as follows:

                           (i) ADJUSTMENT OF CONVERSION RATE UPON SUBDIVISION OR
COMBINATION OF THE COMMON STOCK. If the Company at any time subdivides the Common Stock (by any stock split, stock dividend, recapitalization or otherwise) into a greater number of shares, the Conversion Rate in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines the Common Stock (by combination, reverse stock split or otherwise) into a smaller number of shares, the Conversion Rate in effect immediately prior to such combination will be proportionately increased.

                           (ii) REORGANIZATION, RECLASSIFICATION, CONSOLIDATION,
MERGER, OR SALE. Any recapitalization, reorganization, reclassification, consolidation, merger, or other similar transaction which is effected in such a way that holders of the Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for the Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Series A Preferred Stock, to ensure that each of the holders of shares of the Series A Preferred Stock will thereafter have the right to acquire and receive in lieu of or in addition to, as the case may be, the shares of the Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series A Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of the Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's shares of the Series A Preferred Stock had such Organic Change not taken place. In any such case, the Company will make appropriate provision, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Series A Preferred Stock, with respect to such holders' rights and interests to ensure that the provisions of this paragraph and paragraph 4(c) below will thereafter be applicable to the Series A Preferred Stock. The Company will not effect any such consolidation or merger, unless prior to the consummation thereof the successor entity resulting from such consolidation or merger, if other than the Company, assumes, by written instrument, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Series A Preferred Stock, the obligation to deliver to each holder of shares of the Series A Preferred Stock such shares of stock, securities or assets as, in accordance with the foregoing provisions, that such holder may be entitled to acquire.

                           (iii) NOTICES. Immediately upon any adjustment of the
Conversion Rate, the Company will give written notice of such adjustment to each holder of shares of the Series A Preferred Stock, setting forth in reasonable detail and certifying the calculation of such adjustment. The Company will give written notice to each holder of shares of the Series A Preferred Stock at least 20 days prior to the date on which the Company closes its books or takes a record with respect to any dividend or distribution upon the Common Stock, or with respect to any pro rata subscription offer to holders of the Common Stock. The Company will also give written notice to each holder of shares of the Series A Preferred Stock at least 20 days prior to the date on which any Organic Change, dissolution or liquidation will take place.

                  (c) PURCHASE RIGHTS. If at any time the Company grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of the Common Stock (the "Purchase Rights"), then each holder of shares of the Series A Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of the Common Stock acquirable upon complete conversion of the holder's shares of the Series A Preferred Stock immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of the Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

                  (d) MECHANICS OF CONVERSION. To convert shares of the Series A Preferred Stock into full shares of the Common Stock on any date (the "Conversion Date"), the holder thereof shall (i) deliver or transmit by facsimile to the Company, for receipt on or prior to 11:59 p.m., Pacific Time, on the Conversion Date, a copy of a fully executed notice of conversion in the form attached hereto as ATTACHMENT A (the "Conversion Notice"), and (ii) surrender to a common carrier for delivery to the Company as soon as practicable following such date, the certificates (each a "Preferred Stock Certificate") representing the shares of the Series A Preferred Stock being converted, or an indemnification undertaking with respect to such shares in the case of the loss, theft or destruction thereof, and the originally executed Conversion Notice. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder. Within five business days of the Company's receipt of the originally executed Conversion Notice and the holder's Preferred Stock Certificate(s), the Company shall issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of the Common Stock to which the holder is entitled.

                  (e) RECORD HOLDER. The person or persons entitled to receive shares of the Common Stock issuable upon conversion of shares of the Series A Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of the Common Stock on the Conversion Date.

                  (f) FRACTIONAL SHARES. The Company shall not be required to issue any fraction of a share of the Common Stock upon any conversion. All shares of the Common Stock, including fractions thereof, issuable upon conversion of more than one share of the Series A Preferred Stock shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of the Common Stock. If, after such aggregation, the issuance would result in the issuance of a fraction of it share of the Common Stock, the Company shall round such fraction of a share of the Common Stock up or down to the nearest whole share.

                  (g) REISSUANCE OF CERTIFICATES. In the event of a conversion of less than all of the shares of the Series A Preferred Stock represented by a particular Preferred Stock Certificate, the Company shall promptly cause to be issued and delivered to the holder of such Series A Preferred Stock a new Series A Preferred Stock Certificate representing the remaining shares of the Series A Preferred Stock which were not corrected.

         5. RESERVATION OF SHARES. The Company shall, so long as any of the shares of the Series A Preferred Stock are outstanding, reserve and keep available out of its authorized and unissued shares of the Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, the number of shares of the Common Stock as shall from time to time be sufficient to affect the conversion of all of the outstanding shares of the Series A Preferred Stock.

         6. NO CONVERSION RIGHTS FOR THE SERIES B AND C PREFERRED STOCK. The Series B and C Preferred Stock shall not have any conversion rights into shares of the Common Stock.

         7. PREFERRED STATUS. The rights of the shares of the Common Stock shall be subject to the preferences and relative rights of the shares of the Series A, B, and C Preferred Stock. Without the prior written consent of the holders of not less than two-thirds (2/3) of the outstanding shares of the Series A, B, and C Preferred Stock, the Company shall not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the shares of the Series A, B, and C Preferred Stock in respect of the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company described in Paragraph 3 above.

         8. RESTRICTION ON DIVIDENDS. If any shares of the Series A, B, and C Preferred Stock are outstanding, the Company shall not, without the prior written consent of the holders of not less than two-thirds (2/3) of the then outstanding shares of the Series A, B, and C Preferred Stock, directly or indirectly declare, pay or make any dividends or other distributions upon any of the Common Stock. Notwithstanding the foregoing, this paragraph shall not prohibit the Company from declaring and paying a dividend in cash with respect to the shares of the Common Stock so long as the Company simultaneously pays each holder of shares of the Series A, B, and C Preferred Stock an amount in cash equal to the amount such holder would have received had all of such holder's shares of the Series A, B, and C Preferred Stock been converted to shares of the Common Stock on the business day prior to the record date for any such dividend.

         9. VOTE TO CHANGE THE TERMS OF THE SERIES A, B, AND C PREFERRED STOCK. Without the prior written consent of the holders of not less than two-thirds (2/3) of the outstanding shares of the Series A, B, and C Preferred Stock, the Company shall not amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series A, B, and C Preferred Stock.

         10. LOST OR STOLEN CERTIFICATES. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing shares of the Series A, B, and C Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking or bond, in the Company's discretion, by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new Series A, B, and C Preferred Stock Certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue Series A, B, and C Preferred Stock Certificates if the holder thereof contemporaneously requests the Company to convert such shares of the Series A, B, and C Preferred Stock into the Common Stock.

         11. VOTING. On all matters submitted to a vote of the holders of the Common Stock, including, without limitation, the election of directors:

                  (a) The Series A Preferred Stock will have no voting rights, prior to conversion into shares of the Common Stock.

                  (b) A holder of shares of the Series B Preferred Stock shall be entitled to one vote per share held by such holder at the record date for the determination of stockholders entitled to vote on such matters.

                  (c) A holder of shares of the Series C Preferred Stock shall be entitled to 100 votes per share held by such holder at the record date for the determination of stockholders entitled to vote on such matters.

                  (d) If no such record date is established, the date to be used for the determination of the stockholders entitled to vote on such matters shall be the date on which notice of the meeting of stockholders at which the vote is to be taken is marked, or the date any written consent of stockholders is solicited if the vote is not to be taken at a meeting. The holders of Series B and C Preferred Stock shall not vote as a separate class, but shall vote with the holders of the Common Stock.

         RESOLVED FURTHER, that the appropriate officers of the Company are hereby authorized and directed, for and on behalf of the Company, to prepare and file all necessary instruments as may be required by law to carry out the terms of the foregoing resolution.

Dated: September ___, 2003.

                                   ATNG INC.



                                   By
                                     ------------------------------------------
                                       Robert C. Simpson, Ph.D., President

                                  ATTACHMENT D
       SECTIONS 5.11, 5.12, AND 5.13 OF THE TEXAS BUSINESS CORPORATION ACT

                                 ARTICLE 5.11.
  RIGHTS OF DISSENTING SHAREHOLDERS IN THE EVENT OF CERTAIN CORPORATE ACTIONS

A. Any shareholder of a domestic corporation shall have the right to dissent from any of the following corporate actions:

     1. Any plan of merger to which the corporation is a party if shareholder approval is required by Article 5.03 or 5.16 of this Act and the shareholder holds shares of a class or series that was entitled to vote thereon as a class or otherwise;

     2. Any sale, lease, exchange or other disposition (not including any pledge, mortgage, deed of trust or trust indenture unless otherwise provided in the articles of incorporation) of all, or substantially all, the property and assets, with or without good will, of a corporation if special authorization of the shareholders is required by this Act and the shareholders hold shares of a class or series that was entitled to vote thereon as a class or otherwise;

     3. Any plan of exchange pursuant to Article 5.02 of this Act in which the shares of the corporation of the class or series held by the shareholder are to be acquired.

B. Notwithstanding the provisions of Section A of this Article, a shareholder shall not have the right to dissent from any plan of merger in which there is a single surviving or new domestic or foreign corporation, or from any plan of exchange, if:

     1. the shares held by the shareholder are part of a class or series, shares of which are on the record date fixed to determine the shareholders entitled to vote on the plan of merger or plan of exchange:

          a. listed on a national securities exchange;

          b. listed on the Nasdaq Stock Market (or successor quotation system) or designated as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or successor entity; or

          c. held of record by not less than 2,000 holders;

     2. the shareholder is not required by the terms of the plan of merger or plan of exchange to accept for the shareholder's shares any consideration that is different than the consideration (other than cash in lieu of fractional shares that the shareholder would otherwise be entitled to receive) to be provided to any other holder of shares of the same class or series of shares held by such shareholder; and

     3. the shareholder is not required by the terms of the plan of merger or the plan of exchange to accept for the shareholder's shares any consideration other than:

          a. shares of a domestic or foreign corporation that, immediately after the effective time of the merger or exchange, will be part of a class or series, shares of which are:

                    i. listed, or authorized for listing upon official notice of issuance, on a national securities exchange;

                    ii. approved for quotation as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or successor entity; or

                    iii. held of record by not less than 2,000 holders;

          b. cash in lieu of fractional shares otherwise entitled to be received; or

          c. any combination of the securities and cash described in Subdivisions (a) and (b) of this subsection.

     Acts 1955, 54th Leg., p. 239, ch. 64, eff. Sept. 6, 1955. Amended by Acts 1957, 55th Leg., p. 111, ch. 54,ss.10; Acts 1973, 63rd Leg., p. 1508, ch.
545,ss.36, eff. Aug. 27, 1973.

     Amended by Acts 1989, 71st Leg., ch. 801,ss.34, eff. Aug. 28, 1989; Sec. B amended by Acts 1991, 72nd Leg., ch. 901,ss.32, eff. Aug. 26, 1991. Amended by Acts 1997, 75th Leg., ch. 375,ss.29, eff. Sept. 1, 1997.

                                 ARTICLE 5.12.
       PROCEDURE FOR DISSENT BY SHAREHOLDERS AS TO SAID CORPORATE ACTIONS

  A. Any shareholder of any domestic corporation who has the right to dissent from any of the corporate actions referred to in Article 5.11 of this Act may exercise that right to dissent only by complying with the following procedures:

               a. With respect to proposed corporate action that is submitted to a vote of shareholders at a meeting, the shareholder shall file with the corporation, prior to the meeting, a written objection to the action, setting out that the shareholder's right to dissent will be exercised if the action is effective and giving the shareholder's address, to which notice thereof shall be delivered or mailed in that event. If the action is effected and the shareholder shall not have voted in favor of the action, the corporation, in the case of action other than a merger, or the surviving or new corporation (foreign or domestic) or other entity that is liable to discharge the shareholder's right of dissent, in the case of a merger, shall, within ten (10) days after the action is effected, deliver or mail to the shareholder written notice that the action has been effected, and the shareholder may, within ten (10) days from the delivery or mailing of the notice, make written demand on the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, for payment of the fair value of the shareholder's shares. The fair value of the shares shall be the value thereof as of the day immediately preceding the meeting, excluding any appreciation or depreciation in anticipation of the proposed action. The demand shall state the number and class of the shares owned by the shareholder and the fair value of the shares as estimated by the shareholder. Any shareholder failing to make demand within the ten (10) day period shall be bound by the action.

               b. With respect to proposed corporate action that is approved pursuant to Section A of Article 9.10 of this Act, the corporation, in the case of action other than a merger, and the surviving or new corporation (foreign or domestic) or other entity that is liable to discharge the shareholder's right of dissent, in the case of a merger, shall, within ten (10) days after the date the action is effected, mail to each shareholder of record as of the effective date of the action notice of the fact and date of the action and that the shareholder may exercise the shareholder's right to dissent from the action. The notice shall be accompanied by a copy of this Article and any articles or documents filed by the corporation with the Secretary of State to effect the action. If the shareholder shall not have consented to the taking of the action, the shareholder may, within twenty (20) days after the mailing of the notice, make written demand on the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, for payment of the fair value of the shareholder's shares. The fair value of the shares shall be the value thereof as of the date the written consent authorizing the action was delivered to the corporation pursuant to Section A of Article 9.10 of this Act, excluding any appreciation or depreciation in anticipation of the action. The demand shall state the number and class of shares owned by the dissenting shareholder and the fair value of the shares as estimated by the shareholder. Any shareholder failing to make demand within the twenty (20) day period shall be bound by the action.

     2. Within twenty (20) days after receipt by the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, of a demand for payment made by a dissenting shareholder in accordance with Subsection (1) of this Section, the corporation (foreign or domestic) or other entity shall deliver or mail to the shareholder a written notice that shall either set out that the corporation (foreign or domestic) or other entity accepts the amount claimed in the demand and agrees to pay that amount within ninety (90) days after the date on which the action was effected, and, in the case of shares represented by certificates, upon the surrender of the certificates duly endorsed, or shall contain an estimate by the corporation (foreign or domestic) or other entity of the fair value of the shares, together with an offer to pay the amount of that estimate within ninety (90) days after the date on which the action was effected, upon receipt of notice within sixty
(60) days after that date from the
shareholder that the shareholder agrees to accept that amount and, in the case of shares represented by certificates, upon the surrender of the certificates duly endorsed.

     3. If, within sixty (60) days after the date on which the corporate action was effected, the value of the shares is agreed upon between the shareholder and the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, payment for the shares shall be made within ninety
(90) days after the date on which the action was effected and, in the case of shares represented by certificates, upon surrender of the certificates duly endorsed. Upon payment of the agreed value, the shareholder shall cease to have any interest in the shares or in the corporation.

  B. If, within the period of sixty (60) days after the date on which the corporate action was effected, the shareholder and the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, do not so agree, then the shareholder or the corporation (foreign or domestic) or other entity may, within sixty (60) days after the expiration of the sixty (60) day period, file a petition in any court of competent jurisdiction in the county in which the principal office of the domestic corporation is located, asking for a finding and determination of the fair value of the shareholder's shares. Upon the filing of any such petition by the shareholder, service of a copy thereof shall be made upon the corporation (foreign or domestic) or other entity, which shall, within ten (10) days after service, file in the office of the clerk of the court in which the petition was filed a list containing the names and addresses of all shareholders of the domestic corporation who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the corporation (foreign or domestic) or other entity. If the petition shall be filed by the corporation (foreign or domestic) or other entity, the petition shall be accompanied by such a list. The clerk of the court shall give notice of the time and place fixed for the hearing of the petition by registered mail to the corporation (foreign or domestic) or other entity and to the shareholders named on the list at the addresses therein stated. The forms of the notices by mail shall be approved by the court. All shareholders thus notified and the corporation (foreign or domestic) or other entity shall thereafter be bound by the final judgment of the court.

  C. After the hearing of the petition, the court shall determine the shareholders who have complied with the provisions of this Article and have become entitled to the valuation of and payment for their shares, and shall appoint one or more qualified appraisers to determine that value. The appraisers shall have power to examine any of the books and records of the corporation the shares of which they are charged with the duty of valuing, and they shall make a determination of the fair value of the shares upon such investigation as to them may seem proper. The appraisers shall also afford a reasonable opportunity to the parties interested to submit to them pertinent evidence as to the value of the shares. The appraisers shall also have such power and authority as may be conferred on Masters in Chancery by the Rules of Civil Procedure or by the order of their appointment.

  D. The appraisers shall determine the fair value of the shares of the shareholders adjudged by the court to be entitled to payment for their shares and shall file their report of that value in the office of the clerk of the court. Notice of the filing of the report shall be given by the clerk to the parties in interest. The report shall be subject to exceptions to be heard before the court both upon the law and the facts. The court shall by its judgment determine the fair value of the shares of the shareholders entitled to payment for their shares and shall direct the payment of that value by the existing, surviving, or new corporation (foreign or domestic) or other entity, together with interest thereon, beginning 91 days after the date on which the applicable corporate action from which the shareholder elected to dissent was effected to the date of such judgment, to the shareholders entitled to payment. The judgment shall be payable to the holders of uncertificated shares immediately but to the holders of shares represented by certificates only upon, and simultaneously with, the surrender to the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, of duly endorsed certificates for those shares. Upon payment of the judgment, the dissenting shareholders shall cease to have any interest in those shares or in the corporation. The court shall allow the appraisers a reasonable fee as court costs, and all court costs shall be allotted between the parties in the manner that the court determines to be fair and equitable.

  E. Shares acquired by the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, pursuant to the payment of the agreed value of the shares or pursuant to payment of the judgment entered for the value of the shares, as in this Article provided, shall, in the case of a merger, be treated as provided in the plan of merger and, in all other cases, may be held and disposed of by the corporation as in the case of other treasury shares.

  F. The provisions of this Article shall not apply to a merger if, on the date of the filing of the articles of merger, the surviving corporation is the owner of all the outstanding shares of the other corporations, domestic or foreign, that are parties to the merger.

  G. In the absence of fraud in the transaction, the remedy provided by this Article to a shareholder objecting to any corporate action referred to in
Article 5.11 of this Act is the exclusive remedy for the recovery of the value of his shares or money damages to the shareholder with respect to the action. If the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, complies with the requirements of this Article, any shareholder who fails to comply with the requirements of this Article shall not be entitled to bring suit for the recovery of the value of his shares or money damages to the shareholder with respect to the action.

     Acts 1955, 54th Leg., p. 239, ch. 64, eff. Sept. 6, 1955. Amended by Acts 1967, 60th Leg., p. 1721, ch. 657,ss.12, eff. June 17, 1967.

     Secs. A and D amended by Acts 1983, 68th Leg., p. 2570, ch. 442, ss. 9, eff. Sept. 1, 1983; Sec. B amended by Acts 1987, 70th Leg., ch. 93, ss. 27, eff. Aug. 31, 1987. Amended by Acts 1989, 71st Leg., ch. 801, ss. 35, eff. Aug. 28,
1989. Secs. A, D amended by Acts 1993, 73rd Leg., ch. 215, ss. 2.16, eff. Sept. 1, 1993.

                                  ARTICLE 5.13.
            PROVISIONS AFFECTING REMEDIES OF DISSENTING SHAREHOLDERS

  A. Any shareholder who has demanded payment for his shares in accordance with either Article 5.12 or 5.16 of this Act shall not thereafter be entitled to vote or exercise any other rights of a shareholder except the right to receive payment for his shares pursuant to the provisions of those articles and the right to maintain an appropriate action to obtain relief on the ground that the corporate action would be or was fraudulent, and the respective shares for which payment has been demanded shall not thereafter be considered outstanding for the purposes of any subsequent vote of shareholders.

  B. Upon receiving a demand for payment from any dissenting shareholder, the corporation shall make an appropriate notation thereof in its shareholder records. Within twenty (20) days after demanding payment for his shares in accordance with either Article 5.12 or 5.16 of this Act, each holder of certificates representing shares so demanding payment shall submit such certificates to the corporation for notation thereon that such demand has been made. The failure of holders of certificated shares to do so shall, at the option of the corporation, terminate such shareholder's rights under Articles
5.12 and 5.16 of this Act unless a court of competent jurisdiction for good and sufficient cause shown shall otherwise direct. If uncertificated shares for which payment has been demanded or shares represented by a certificate on which notation has been so made shall be transferred, any new certificate issued therefor shall bear similar notation together with the name of the original dissenting holder of such shares and a transferee of such shares shall acquire by such transfer no rights in the corporation other than those which the original dissenting shareholder had after making demand for payment of the fair value thereof.

  C. Any shareholder who has demanded payment for his shares in accordance with either Article 5.12 or 5.16 of this Act may withdraw such demand at any time before payment for his shares or before any petition has been filed pursuant to
Article 5.12 or 5.16 of this Act asking for a finding and determination of the fair value of such shares, but no such demand may be withdrawn after such payment has been made or, unless the corporation shall consent thereto, after any such petition has been filed. If, however, such demand shall be withdrawn as hereinbefore provided, or if pursuant to Section B of this Article the corporation shall terminate the shareholder's rights under Article 5.12 or 5.16 of this Act, as the case may be, or if no petition asking for a finding and determination of fair value of such shares by a court shall have been filed within the time provided in Article 5.12 or 5.16 of this Act, as the case may be, or if after the hearing of a petition filed pursuant to Article 5.12 or 5.16, the court shall determine that such shareholder is not entitled to the relief provided by those articles, then, in any such case, such shareholder and all persons claiming under him shall be conclusively presumed to have approved and ratified the corporate action from which he dissented and shall be bound thereby, the right of such shareholder to be paid the fair value of his shares shall cease, and his status as a shareholder shall be restored without prejudice to any corporate proceedings which may have been taken during the interim, and such shareholder shall be entitled to receive any dividends or other distributions made to shareholders in the interim.

     Acts 1955, 54th Leg., p. 239, ch. 64, eff. Sept. 6, 1955. Amended by Acts 1967, 60th Leg., p. 1723, ch. 657,ss.13, eff. June 17, 1967.

     Sec. B amended by Acts 1983, 68th Leg., p. 2573, ch. 442, ss. 10, eff. Sept. 1, 1983. Amended by Acts 1993, 73rd Leg., ch. 215, ss. 2.17, eff. Sept. 1, 1993.